                                                                    Exhibit 10.2

================================================================================



                                CREDIT AGREEMENT

                          dated as of December 20, 2000

                                  by and among

                                KENNAMETAL INC.,
                                  as Borrower,

                  THE LENDERS PARTIES HERETO FROM TIME TO TIME,

                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                             as Administrative Agent


                                -----------------


                         DEUTSCHE BANK SECURITIES INC.,
                                   as Arranger



                                 EUR 212,000,000



================================================================================

                                TABLE OF CONTENTS

SECTION                               TITLE                                                     PAGE
-------                               -----                                                     ----
                                    ARTICLE I


Definitions; Construction..........................................................................1
         1.01  Definitions; Construction...........................................................1


                                   ARTICLE II


Amount and Terms of Credit.........................................................................1
         2.01  The Facility........................................................................1
         2.02  Making of Loans.....................................................................2
         2.03  Interest Rates......................................................................3
         2.04  Renewal of Funding Period...........................................................4
         2.05  Prepayments Generally...............................................................5
         2.06  Optional Prepayment of Loans........................................................6
         2.07  Mandatory Prepayments and Mandatory Reductions of the Commitments...................6
         2.08  Interest Payment Dates..............................................................8
         2.09  Pro Rata Treatment, etc.; Payments Generally........................................9
         2.10  Additional Compensation in Certain Circumstances....................................9
         2.11  Taxes..............................................................................11
         2.12  Change of Lending Office...........................................................12
         2.13  Substitution of Lender.............................................................12


                                   ARTICLE III


Representations And Warranties....................................................................13
         3.01  Corporate Status...................................................................13
         3.02  Corporate Power and Authorization..................................................13
         3.03  Execution and Binding Effect.......................................................13
         3.04  Governmental Approvals and Filings.................................................13
         3.05  Absence of Conflicts...............................................................13
         3.06  Audited Financial Statements.......................................................14
         3.07  Interim Financial Statements.......................................................14
         3.08  Absence of Undisclosed Liabilities.................................................14
         3.09  Accurate and Complete Disclosure...................................................14
         3.10  Solvency...........................................................................15
         3.11  Margin Regulations.................................................................15
         3.12  Regulatory Restrictions............................................................15
         3.13  Litigation.........................................................................15
         3.14  Absence of Other Conflicts.........................................................15
         3.15  Insurance..........................................................................16
         3.16  Title to Property..................................................................16
         3.17  Intellectual Property..............................................................16
         3.18  Taxes..............................................................................16
         3.19  Employee Benefits..................................................................16
         3.20  Environmental Matters..............................................................16

                                TABLE OF CONTENTS

SECTION                               TITLE                                                     PAGE
-------                               -----                                                     ----
                                   ARTICLE IV


Conditions        ................................................................................17
         4.01  Conditions to Extension of Credit on the Closing Date..............................17
         4.02  Conditions to Extension of Credit After the Closing Date...........................19


                                    ARTICLE V


Affirmative Covenants.............................................................................20
         5.01  Basic Reporting Requirements.......................................................20
         5.02  Insurance..........................................................................22
         5.03  Payment of Taxes and Other Potential Charges and Priority Claims...................22
         5.04  Preservation of Corporate Status...................................................23
         5.05  Governmental Approvals and Filings.................................................23
         5.06  Maintenance of Properties, Franchises, etc.........................................23
         5.07  Avoidance of Other Conflicts.......................................................23
         5.08  Financial Accounting Practices.....................................................24
         5.09  Use of Proceeds....................................................................24
         5.10  Continuation of or Change in Business..............................................24
         5.11  Plans and Multiemployer Plans......................................................24
         5.12  Subsidiary Guarantors..............................................................25


                                   ARTICLE VI


Negative Covenants................................................................................25
         6.01  Financial Covenants................................................................25
         6.02  Limitation on Payments on and Maturities of Certain Obligations....................26
         6.03  Liens..............................................................................26
         6.04  Mergers, etc.......................................................................28
         6.05  Dispositions of Properties.........................................................29
         6.06  Dealings with Affiliates...........................................................29
         6.07   Other Restrictions on Liens, Dividend Restrictions on Subsidiaries, etc...........29
         6.08  Other Restrictions on Amendment of the Loan Documents, etc.........................30
         6.09  Fiscal Year........................................................................30

                                   ARTICLE VII


Defaults..........................................................................................30
         7.01   Events of Default.................................................................30
         7.02   Consequences of an Event of Default...............................................33
         7.03   Application of Proceeds...........................................................34

                                TABLE OF CONTENTS

SECTION                               TITLE                                                     PAGE
-------                               -----                                                     ----

                                  ARTICLE VIII


The Administrative Agent..........................................................................34
         8.01   Appointment.......................................................................34
         8.02   General Nature of Administrative Agent's Duties...................................35
         8.03   Exercise of Powers................................................................35
         8.04   General Exculpatory Provisions....................................................36
         8.05   Administration by the Administrative Agent........................................36
         8.06   Lenders Not Relying on Administrative Agent or Other Lenders......................37
         8.07   Indemnification of Administrative Agent by Lenders................................37
         8.08   Administrative Agent in its Individual Capacity...................................38
         8.09   Holders of Notes..................................................................38
         8.10   Successor Administrative Agent....................................................38
         8.11   Calculations......................................................................39
         8.12   Administrative Agent's Fee........................................................39
         8.13   Funding by Administrative Agent...................................................39

                                   ARTICLE IX

Miscellaneous     ................................................................................39
         9.01   Holidays..........................................................................39
         9.02   Records...........................................................................39
         9.03   Amendments and Waivers............................................................39
         9.04   No Implied Waiver; Cumulative Remedies............................................40
         9.05   Notices...........................................................................41
         9.06   Expenses; Indemnity...............................................................41
         9.07   Severability......................................................................42
         9.08   Prior Understandings..............................................................42
         9.09   Effectiveness; Duration; Survival.................................................42
         9.10   Counterparts......................................................................43
         9.11   Limitation on Payments............................................................43
         9.12   Set-Off...........................................................................43
         9.13   Sharing of Collections............................................................43
         9.14   Successors and Assigns; Participations; Assignments...............................44
         9.15   Confidentiality...................................................................46
         9.16   Payment of Obligations in Euros...................................................46
         9.17   Governing Law; Submission to Jurisdiction; Waiver of Jury Trial;
                Limitation of Liability...........................................................47

                                TABLE OF CONTENTS

SECTION                               TITLE                                                     PAGE
-------                               -----                                                     ----
ANNEX A           DEFINITIONS; CONSTRUCTION...................................................... A-1
ANNEX B           PRICING GRID................................................................... B-1

COMMITMENT SCHEDULE

Exhibit A         Form of Note
Exhibit B         Form of Transfer Supplement
Exhibit C         Form of Compliance Certificate
Exhibit D         Form of Officer's Certificate
Exhibit E         Form of Opinion of Buchanan Ingersoll Professional Corporation
Exhibit F         Form of Subsidiary Guaranty


Schedule 3.13              Litigation
Schedule 6.03              Liens

                                CREDIT AGREEMENT

                  THIS AGREEMENT, dated as of December 20, 2000, by and among KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), the Lenders parties hereto from time to time, and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent for the Lender Parties hereunder (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  In consideration of the mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:


                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION

                  1.01 DEFINITIONS; CONSTRUCTION. In addition to other terms defined elsewhere in this Agreement, as used in this Agreement the terms defined in Annex A hereto have the meanings given them in such Annex A, and this Agreement shall be construed in accordance with the provisions of such Annex A.

                                   ARTICLE II

                           AMOUNT AND TERMS OF CREDIT

                  2.01 THE FACILITY.

                  (a) COMMITMENTS. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees (such agreement being herein called such Lender's "Commitment") to make loans (the " Loans") to the Borrower at any time or from time to time on or after the date hereof and to but not including the Maturity Date. A Lender shall have no obligation to make any Loan to the extent that such Lender's Loans outstanding at any time would exceed such Lender's Committed Amount at such time. Each Lender's "Committed Amount" at any time shall be equal to the amount set forth as its "Initial Committed Amount" opposite its name in the Commitment Schedule, as such amount may have been reduced under Section 2.01(e) at such time, and subject to transfer to another Lender as provided in Section 9.14. The sum of the Committed Amounts of the Lenders shall not at any time exceed the amount set forth in the Commitment Schedule opposite the caption "Total Initial Committed Amounts."

                  (b) NATURE OF CREDIT. Within the limits of time and amount set forth in this Section 2.01, and subject to the provisions of this Agreement, the Borrower may borrow, repay and reborrow Loans hereunder.

                  (c) MATURITY. To the extent not due and payable earlier, the Loans shall be due and payable on the Maturity Date.

                  (d) COMMITMENT FEE. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee (the "Commitment Fee") for each day from and including the date hereof to but not including the Maturity Date, which for each day shall be equal to (i) the Commitment Fee Percentage for such day, times (ii) 1/360, times (iii) the amount (not less than zero) equal to (A) such Lender's Committed Amount on such day, minus (B) the sum of the outstanding principal amount of such Lender's Loans on such day. The "Commitment Fee Percentage" for any day shall mean the applicable percentage set forth in the Pricing Grid based on the Status Level on such day. Such Commitment Fee shall be due and payable for the preceding period for which such fee has not been paid on each of the following dates: (x) each Regular Payment Date, (y) the date of each reduction of the Committed Amounts (whether optional or mandatory) on the amount so reduced, and (z) the Maturity Date.

                  (e) OPTIONAL AND MANDATORY REDUCTION OF THE COMMITTED AMOUNTS.

                  (A) MANDATORY REDUCTION. The aggregate Committed Amounts shall be reduced from time to time as required by Section 2.07(b).

                  (B) OPTIONAL REDUCTION. The Borrower may from time to time reduce the aggregate Committed Amounts to an aggregate amount (which may be zero) not less than the sum of the Loans of the Lenders plus the amount of all Loans of the Lenders not yet outstanding which the Borrower has requested under
Section 2.02.

                  (C) MECHANICS OF REDUCTION. Each reduction of the Committed Amounts shall be applied Pro Rata to the Committed Amounts of the Lenders. Each optional reduction of the Committed Amounts, and each mandatory reduction of the Committed Amounts of the Lenders pursuant to Section 2.07(b), shall be in an aggregate amount which is an integral multiple of EUR 1,000,000 and not less than EUR 2,000,000. Each optional reduction of the Committed Amounts, and each mandatory reduction of the Committed Amounts pursuant to Section 2.07, shall be made by providing not less than three Business Days' notice (which notice shall be irrevocable) to such effect to the Administrative Agent, and any such reduction in the Committed Amounts shall be effective on the date set forth in such notice.

                  (f) NOTES. The obligation of the Borrower to repay the unpaid principal amount of the Loans made to it by each Lender and to pay interest thereon shall be evidenced in part by promissory notes of the Borrower, issued to each Lender, dated the date hereof (the "Notes"), and substantially the form attached hereto as Exhibit A, payable to the order of such Lender.

                  2.02  MAKING OF LOANS.

                  Whenever the Borrower desires that the Lenders make Loans, the Borrower shall provide Standard Notice to the Administrative Agent setting forth the following information:

                  (i) the date, which shall be a Business Day, on which such proposed Loans are to be made;

                  (ii) the aggregate principal amount of such proposed Loans, which shall be the sum of the Funding Segments selected pursuant to clause (iii) of this Section 2.02, and which, shall be an integral multiple of EUR 500,000 and not less than EUR 5,000,000; and

                  (iii) with respect to each Funding Segment of such proposed Loans, the Funding Period to apply to such Funding Segment, selected in accordance with Section 2.03(c).

Standard Notice having been so provided, the Administrative Agent shall promptly notify each Lender of the information contained therein and of the amount of such Lender's Loan. Unless any applicable condition specified in Article IV has not been satisfied, on the date specified in such Standard Notice each Lender shall make the proceeds of its Loan available to the Administrative Agent at the Administrative Agent's Office, no later than 1:00 p.m., New York time, in funds immediately available at such Office. The Administrative Agent will make the funds so received available to the Borrower in funds immediately available at the Administrative Agent's Office.

                  2.03  INTEREST RATES.

                  (a) BASIS OF BORROWING. The unpaid principal amount of the Loans shall bear interest for each day until due at a rate per annum (based on a year of 360 days and actual days elapsed) equal to EURIBOR for such day plus the Applicable Margin for such day. Subject to the provisions of this Agreement, the Borrower may select different Funding Segments to apply simultaneously to different parts of the Loans. Each Funding Period shall apply separately and without overlap to the Funding Segments covered thereby.

                  (b) APPLICABLE MARGINS. The "Applicable Margin" for each day shall mean the applicable percentage set forth in the Pricing Grid based on the Status Level on such day.

                  (c) FUNDING PERIODS. At any time when the Borrower shall request any Loans to be made or renew the Funding Period to apply to any Loans, the Borrower shall specify one or more funding periods of one, three, six, nine or twelve months to be applicable to such Loans (each a "Funding Period"); provided that (in each case):

                  (i) all Loans comprising a Funding Segment shall at all times have the same Funding Period;

                  (ii) the initial Funding Period for any Loan shall commence on the date of borrowing of such Loan and each Funding Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Funding Period applicable thereto expires;

                  (iii) if any Funding Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Funding Period, such Funding Period shall end on the last Business Day of such calendar month;

                  (iv) if any Funding Period would otherwise expire on a day which is not a Business Day, such Funding Period shall expire on the next succeeding Business Day; provided, however, that if any Funding Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Funding Period shall expire on the next preceding Business Day;

                  (v) only a one month Funding Period may be selected at any time when a Potential Default or Event of Default is then in existence;

                  (vi) no Funding Period in respect of any Funding Segment shall be selected which extends beyond the Maturity Date; and

                  (vii) the aggregate number of Funding Segments of all Loans at any time shall not exceed six.

                  (d) TRANSACTIONAL AMOUNTS. Each selection of or renewal of any Funding Segment, and each payment or prepayment of any Loans, shall be in a principal amount such that after giving effect thereto the aggregate principal amount of each

Funding Segment of Loans shall be an integral multiple of EUR 500,000 and not less than EUR 1,000,000.

                  (e) EURIBOR UNASCERTAINABLE; IMPRACTICABILITY.  If

                  (i) on any date on which EURIBOR is to be set the Administrative Agent shall have determined in good faith (which determination shall be conclusive absent manifest error) that:

                           (A) adequate and reasonable means do not exist for
                  ascertaining such EURIBOR,

                           (B) a contingency has occurred which materially and
                  adversely affects the interbank Euro market and, in turn, EURIBOR, or

                           (C) Lenders having 50% or more of the aggregate
                  Commitment Percentages have advised the Administrative Agent that the effective cost to such Lender of funding a proposed Funding Segment from a Corresponding Source of Funds shall exceed the EURIBOR applicable to such Funding Segment, or

                  (ii) at any time any Lender shall have determined in good faith (which determination shall be conclusive absent manifest error) that the making, maintenance or funding of any Loan has been made impracticable or unlawful by compliance by such Lender or its Lending Office with any Law or guideline or interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof or with any request or directive of any such Governmental Authority (whether or not having the force of law);

then, and in any such event, the Administrative Agent or such Lender, as the case may be, may notify the Borrower of such determination (and any Lender giving such notice shall notify the Administrative Agent). Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) (x) in the case of any determination of the type described in clause (i) above, the obligation of each of the Lenders to allow the Borrower to select or renew a Funding Period shall be suspended and EURIBOR shall thereafter be established in accordance with the last sentence of the definition thereof until the Administrative Agent shall have later notified the Borrower (and any Lender giving such notice shall notify the Administrative Agent) of the Administrative Agent's or such Lender's determination (which determination shall be conclusive absent manifest error) that the circumstance giving rise to such previous determination no longer exists and (y) in the case of any determination of the type described in clause (ii) above, the Loans of such Lender (the "Affected Lender") shall become due and payable to such Affected Lender on the third Business Day following the Borrower's receipt of such written notice of the occurrence of such determination. If at the time the Administrative Agent or a Lender makes a determination under clause (i) or (ii) of this Section 2.03(e) the Borrower previously has notified the Administrative Agent that it wishes to select or renew the Funding Period with respect to any proposed Loans, but such Loans have not yet been made or renewed, such notification shall be ineffective in respect of determinations made pursuant to clause (i) above and the Administrative Agent shall advise the Borrower of EURIBOR to be applicable to such Loans in accordance with clause (x) above, and no Affected Lender shall be required to make or renew any Loan pursuant to such request unless it has determined in good faith that it no longer constitutes an Affected Lender.

                  2.04  RENEWAL OF FUNDING PERIOD.

                  (a) RENEWAL. Subject to Section 2.10(b), the Borrower may renew the Funding Period as to any Funding Segment of the Loans at the expiration of any Funding Period corresponding to such Funding Segment.

Whenever the Borrower desires to renew any Funding Period, the Borrower shall provide to the Administrative Agent Standard Notice setting forth the following information:

                  (x) The date, which shall be a Business Day, on which the proposed renewal is to be made;

                  (y) The principal amounts selected in accordance with Section 2.03(d) of each Funding Segment to be renewed; and

                  (z) With respect to each Funding Segment to be renewed, the Funding Period selected in accordance with Section 2.03(c) to apply to such Funding Segment.

Standard Notice having been so provided, after the date specified in such Standard Notice, interest shall be calculated upon the principal amount of such Loans as so renewed. Interest on the principal amount of any part of such renewed Loans (whether renewed automatically or otherwise) shall be due and payable on the renewal date.

                  (b) FAILURE TO RENEW. Absent due notice from the Borrower of renewal in the circum-stances described in Section 2.04(a), any Funding Segment for which such notice is not received shall, subject to the provisions of
Section 2.03(e), be automatically renewed on a one month Funding Period basis on the last day of the expiring Funding Period with respect to such Funding Segment.

                  2.05  PREPAYMENTS GENERALLY.

                  (a) GENERAL PROCEDURE FOR PREPAYMENTS. Subject to the provisions of this Agreement, whenever the Borrower desires or is required to prepay any part of the Loans, it shall provide Standard Notice to the Administrative Agent setting forth the following information:

                  (i) The date, which shall be a Business Day, on which the proposed prepayment is to be made;

                  (ii) The total principal amount of such prepayment, which shall be the sum of the principal amounts selected pursuant to clause
         (iii) of this Section 2.05(a), and which shall be an integral multiple of EUR 500,000 not less than EUR 5,000,000 (unless such prepayment repays all of the outstanding Loans) and;

                  (iii) The principal amounts selected in accordance with
         Section 2.03(d) of each Funding Segment of the Loans to be prepaid.

Standard Notice having been so provided, on the date specified in such Standard Notice, the principal amounts specified in such notice, together with interest on each such principal amount to such date, shall be due and payable.

                  2.06 OPTIONAL PREPAYMENT OF LOANS. The Borrower shall, subject to the provisions of Section 2.10(b), have the right at its option from time to time to prepay Loans in whole or part without premium or penalty. Any such prepayment shall be made in accordance with Section 2.05.

                  2.07 MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF THE
                       COMMITMENTS.

                  (a) COMMITTED AMOUNTS. If on any day the aggregate outstanding principal amount of Loans exceeds the aggregate Committed Amounts, the Borrower shall prepay Loans in an aggregate principal amount not less than the amount of such excess. Any such prepayments shall be immediately due and payable on such day, without presentment, demand, protest or notice of any kind. Such prepayments shall be allocated among the Funding Segments of the Loans as the Borrower may designate or, absent such designation, as determined by the Administrative Agent.

                  (b) REDUCTION EVENTS.

                  (i) GENERALLY. "Reduction Event" shall mean any of the events defined as such in Section 2.07(b)(ii), (iii), (iv), (v) or (vi). If a Reduction Event shall occur, an amount not less than the corresponding Reduction Event Application Amount shall be applied to reduce the aggregate Committed Amounts; provided that the Borrower shall not be obligated to make any application pursuant to this sentence in the event that (x) the Investment Grade Rating Condition is satisfied on the Reduction Event Date corresponding to such Reduction Event, or (y) such Reduction Event arising hereunder would not give rise to a mandatory repayment or commitment reduction under the Existing Credit Facility assuming Indebtedness or commitments were outstanding under such facility. Any such reduction of the Committed Amounts shall be made in accordance with Section 2.01(e)(C), and if such reduction causes the aggregate outstanding principal amount of Loans of the Lenders to exceed the aggregate Committed Amounts, the Borrower shall prepay such excess in accordance with
Section 2.07(a), and to the extent possible, the Borrower shall make prepayment in accordance with Sections 2.05 not later than the effective date of such reduction so as to avoid such excess. Such reductions of the Committed Amounts shall be made not later than the Reduction Event Date corresponding to such Reduction Event, provided, that

                  (A) if the Reduction Event Application Amount in respect of such Reduction Event is less than EUR 10,000,000, such prepayment and reduction shall not be required until the aggregate amount of all Reduction Event Application Amounts not applied are equal to at least EUR 10,000,000; and

                  (B) if application of this Section 2.07(b) would otherwise require prepayment of any Funding Segment on a day other than the last day of the corresponding Funding Period, then such prepayment shall, unless either (1) an Event of Default or Potential Default exists or
         (2) the Administrative Agent otherwise notifies the Borrower upon the instructions of the Required Lenders, be deferred until such last day; provided, that in no event may prepayments be deferred pursuant to this clause (B) for longer than 90 days.

The Borrower shall give the Administrative Agent at least three Business Days' notice of each prepayment or reduction required to be made pursuant to this
Section 2.07(b), and of each event which would give rise to such a prepayment or reduction but for application of the foregoing clauses (A) or (B).

                  (ii) ASSET SALES. "Reduction Event" shall include the following (each, a "Reduction Event Asset Sale"): any sale, lease or other disposition (including without limitation (x) any such transaction effected by way of merger or consolidation, and (y) any sale-leaseback transaction whether or not involving a capitalized lease) by the Borrower or any of its Subsidiaries of any property (including without limitation any capital stock or other equity interest held by the Borrower or such Subsidiary), but excluding (A) any disposition to the Borrower or to a Subsidiary of the Borrower, (B) any sale, transfer or other disposition in the ordinary course of business of inventory or of obsolete equipment or equipment which has been replaced by upgraded equipment (it being understood that dispositions of equipment which has become redundant as a result of the Acquisition or any other acquisition of a business shall not be deemed to be in the ordinary course), (C) any sale, lease or other disposition (or series of related sales, leases or other dispositions), other than an Asset Securitization Transfer, the Net Proceeds of which do not exceed $5,000,000, (D) any leases of tangible personal property entered into in the ordinary course of business, (E) any sale, transfer or other disposition of temporary cash investments in the ordinary course of business, (F) any sale, transfer or other disposition of any property (other than an Asset Securitization Transfer) if the Borrower notifies the Administrative Agent promptly after the receipt of the Net Proceeds thereof that such proceeds will be used by the Borrower and its Subsidiaries to purchase similar properties within twelve months after the date of such notice, but only to the extent such proceeds are actually so used, (G) any disposition in a Reduction Event described in Section 2.07(b)(iii), (H) any leases or subleases of unoccupied space, (I) any factoring of trade receivables originated by a Foreign Subsidiary, provided, that the aggregate amount of all transactions exempted pursuant to this clause (I) from and after the date hereof shall not exceed $25,000,000 (or the equivalent in any currency at any time) less the amount of all such transactions effected since November 17, 1997 and (J) any Asset Securitization Transfer representing the reinvestment of cash collections from accounts or notes receivable or interests therein which have been previously the subject of an Asset Securitization Transfer, but only to the extent of such reinvestment of cash collections. The "Reduction Event Application Amount" corresponding to the foregoing Reduction Event shall be the Dollar Equivalent of 100% of the Net Proceeds thereof. The "Reduction Event Date" corresponding to the foregoing Reduction Event shall be five Business Days after the Borrower or any of its Subsidiaries receives Net Proceeds from such event.

                  (iii) EXTRAORDINARY INSURANCE PROCEEDS. "Reduction Event" shall include the following: receipt of (i) aggregate insurance proceeds in excess of $5,000,000 in connection with one or more related events by the Borrower or any of its Subsidiaries under any insurance policy covering losses with respect to tangible real or personal property or improvements, or (ii) any award or other compensation in excess of such amount in connection with one or more related events of condemnation of property (or transfer or disposition in lieu of condemnation) of the Borrower or any of its Subsidiaries; provided, that receipt of such proceeds, award or other compensation shall not be considered as giving rise to a Reduction Event if the Borrower notifies the Administrative Agent promptly after such receipt thereof that such proceeds, award or other compensation will be used by the Borrower and its Subsidiaries to repair or replace the asset so affected within twelve months after the date of such notice, but only to the extent that such proceeds, award or other compensation is actually so used. The "Reduction Event Application Amount" corresponding to the foregoing Reduction Event shall be the Dollar Equivalent of 100% of the Net Proceeds thereof. The "Reduction Event Date" corresponding to the foregoing Reduction Event shall be five Business Days after the Borrower or any of its Subsidiaries receives Net Proceeds from such event.

                  (iv) EQUITY ISSUANCE. "Reduction Event" shall include the following: issuance of any equity securities by the Borrower or any of its Subsidiaries, excluding (A) equity securities issued in consideration for the acquisition of a business (in each case whether by acquisition of stock or assets), (B) equity securities issued to the Borrower or any of its Subsidiaries, (C) directors' qualifying shares, (D) equity securities issued in the ordinary course of business in connection with director or employee stock purchase plans and arrangements and other director or employee compensation arrangements, (E) equity securities issued in the ordinary course of business under the Borrower's dividend reinvestment and stock purchase plan (but not in excess of the volume limitations specified in the prospectus for such plan dated April 29,
1993), and (F) common stock of the Borrower issued in settlement of Purchase Contracts. The "Reduction Event Application Amount" corresponding to the foregoing Reduction Event shall be the Dollar Equivalent of 100% of the Net Proceeds thereof. The "Reduction Event Date" corresponding to the foregoing Reduction Event shall be five Business Days after the Borrower or any of its Subsidiaries receive the Net Proceeds from such event.

                  (v) ISSUANCE OF EQUITY HYBRID SECURITIES AND SETTLEMENT OF PURCHASE CONTRACTS. "Reduction Event" shall include the following: (i) issuance, sale or other disposition by the Borrower or any of its Subsidiaries of any Equity Hybrid Securities, and (ii) settlement of, or other receipt of proceeds by the Borrower or any of its Subsidiaries in connection with, a Purchase Contract (whether such settlement or receipt occurs by reason of cash payment by the holder of such Purchase Contract, receipt of proceeds of remarketing or other disposition of Equity Hybrid Securities pledged to secure such Purchase Contracts, receipt of proceeds of cash collateral for Purchase Contract upon maturity or liquidation thereof, or otherwise), excluding from clause (ii) the following: (x) the portion of the aggregate proceeds received (in cash or marketable securities, valued at their fair market value) by the Borrower in settlement of Purchase Contracts, if any, equal to the amount concurrently paid by the Borrower or its Subsidiaries to redeem Equity Hybrid Securities in a redemption permitted under clause (i)(y) of the definition of "Equity Hybrid Securities" and (y) Equity Hybrid Securities acquired by the Borrower in satisfaction of the obligation of the owners of such Equity Hybrid Securities under Purchase Contracts. The "Reduction Event Application Amount" corresponding to the foregoing Reduction Event shall be the Dollar Equivalent of 100% of the Net Proceeds thereof. The "Reduction Event Date" corresponding to the foregoing Reduction Event shall be five Business Days after the Borrower or any of its Subsidiaries receives Net Proceeds from such event.

                  (vi) RECAPTURE INDEBTEDNESS. "Reduction Event" shall include the following: incurrence by the Borrower of any Recapture Indebtedness; provided, that incurrence of successor Recapture Indebtedness to refinance predecessor Recapture Indebtedness shall not constitute a Reduction Event to the extent of the principal amount of the predecessor Recapture Indebtedness so refinanced. The "Reduction Event Application Amount" corresponding to the foregoing Reduction Event shall be the Dollar Equivalent of the principal amount of such Recapture Indebtedness. The "Reduction Event Date" corresponding to the foregoing Reduction Event shall be five Business Days after the date the Borrower incurs such Recapture Indebtedness.

                  (c) Notwithstanding anything to the contrary contained above in Section 2.07(b), the Reduction Event Application Amount in respect of each Reduction Event described above in Section 2.07(b) shall be reduced by the amount, if any, of the Reduction Event Application Amount (as defined in the Existing Credit Facility) required pursuant to such Reduction Event and actually applied to either reduce the commitments or repay outstanding loans under the Existing Credit Facility in accordance with the terms thereof.

                  2.08 INTEREST PAYMENT DATES. Accrued and unpaid interest on the Loans shall be due and payable on the last day of the corresponding Funding Period and, if such Funding Period is longer than three months, also at intervals of three months after the first day of such Funding Period. In addition to the foregoing, interest shall be due and payable on such other dates as may be specified elsewhere in this Agreement and the other Loan Documents. After any part of the Loans become due and payable (by acceleration or otherwise), interest on such part of the Loans shall be due and payable on demand.

                  2.09 PRO RATA TREATMENT, ETC.; PAYMENTS GENERALLY.

                  (a) PRO RATA TREATMENT, ETC.. Each borrowing and each renewal of Funding Periods shall be made, and all payments made in respect of principal of and interest on Loans and Commitment Fees due from the Borrower hereunder or under the Notes shall be applied, Pro Rata from and to each Lender, except for
(x) payments of interest involving an Affected Lender as provided in Section 2.03(e), and (y) payments to a Lender subject to a withholding deduction under
Section 2.11(a). The failure of any Lender to make a Loan shall not relieve any other Lender of its obligation to lend hereunder, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan.

                  (b) PAYMENTS GENERALLY. All payments and prepayments to be made by the Borrower in respect of amounts due from the Borrower hereunder or under any other Loan Document shall be payable in Euros at 1:00 p.m., New York time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue, without setoff, counterclaim, withholding or other deduction of any kind or nature (except for payments to a Lender subject to a withholding deduction under Section 2.11(a)). Except for payments under Sections 2.10(a) or 10.06, such payments shall be made to the Administrative Agent at its Office in funds immediately available at such Office, and payments under Sections 2.10(a) or 10.06 shall be made to the applicable Lender at such account as it shall specify to the Borrower from time to time in funds immediately available at such account. Any payment received by the Administrative Agent or such Lender after 1:00 p.m., New York time, on any day shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent shall distribute to each Lender, for the account of its Lending Office, all such payments received by the Administrative Agent for the account of such Lender promptly after receipt by the Administrative Agent.

                  (c) INTEREST ON OVERDUE AMOUNTS. To the extent permitted by law, after there shall have become due (by acceleration or otherwise) principal, interest, fees, indemnity, expenses or any other amounts due from the Borrower hereunder or under any other Loan Document, such amounts shall bear interest for each day until paid (before and after judgment), payable on demand, at a rate per annum (based on a year of 360 days and actual days elapsed) which for each day shall be equal to 2.00% above the rate otherwise applicable thereto.

                  2.10 ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES.

                  (a) INCREASED COSTS OR REDUCED RETURN RESULTING FROM RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC. If any Law or guideline or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority (whether or not having the force of law) adopted on or after the date hereof

                  (i) imposes, modifies or deems applicable any reserve, special deposit, insurance assessment or any other requirement against credits or commitments to extend credit extended by, assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Lender Party or its Lending Office (other than requirements expressly included herein in the determination of EURIBOR hereunder),

                  (ii) imposes, modifies or deems applicable any capital adequacy or similar requirement against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Lender Party or its Lending Office, or applicable to the obligations of any Lender Party or its Lending Office under or in connection with any Loan Document, or

                  (iii) imposes upon any Lender Party or its Lending Office any other condition or expense with respect to any Loan Document or its making, maintenance or funding of any Loan, and the result of any of the foregoing conditions described in clauses (i) or (ii) above or this clause (iii) is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Lender Party or its Lending Office or, in the case of clause (ii), any Person controlling a Lender Party, with respect to any Loan Document or the making, maintenance or funding of any Loan (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on capital of such Lender Party, Lending Office or controlling Person's capital, taking into consideration the policies of such Lender Party, Lending Office or controlling Person with respect to capital adequacy) by an amount which such Lender Party deems to be material (such Lender Party being deemed for this purpose to have made, maintained or funded each Funding Segment from a Corresponding Source of Funds), such Lender Party may from time to time notify the Borrower of the amount (determined in good faith by such Lender Party) necessary to compensate such Lender Party, Lending Office or controlling Person for such increase, reduction or imposition. A certificate of a Lender Party claiming compensation under this Section 2.10(a) and setting forth the additional amount to be paid to it and indicating in reasonable detail the computation thereof shall be conclusive absent manifest error. In making any such computation such Lender Party may take into account any special, supplemental or other nonrecurring items, may apply any reasonable averaging or attribution methods, and may make such computation prospectively or retrospectively. Such amount shall be due and payable by the Borrower to such Lender Party ten Business Days after such certificate is given. The Borrower shall not be liable under this Section 2.10(a) to any Lender Party to compensate it or any controlling Person of such Lender Party for any cost, reduction or imposition incurred or suffered more than 90 days before receipt by the Borrower of a notice from such Lender Party referring to the event that gave rise to such cost, reduction or imposition.

                  (b) FUNDING BREAKAGE. In the event that for any reason (i) the Borrower fails to borrow or renew any part of any Loan, in each instance after notice requesting such borrowing or renewal has been given by the Borrower (whether such failure results from failure to satisfy applicable conditions to such borrowing or renewal or otherwise), or (ii) any part of any Funding Segment becomes due (by acceleration or otherwise), or is paid or prepaid (whether or not such payment or prepayment is mandatory or automatic and whether or not such payment or prepayment is then due), on a day other than the last day of the corresponding Funding Period, the Borrower shall indemnify each Lender on demand (following delivery by such Lender to the Borrower of the certificate referred to below) against any loss, liability, cost or expense of any kind or nature which such Lender may sustain or incur in connection with or as a result of such event. Such indemnification in any event shall include an amount equal to the excess, if any, of (x) the aggregate amount of interest which would have accrued on the amount of the Loan not so borrowed or renewed, or which so becomes due, or which is so paid or prepaid, as the case may be, from and including the date on which such borrowing or renewal would have been made pursuant to such notice, or on which such part of such Funding Segment so becomes due, or on which such part of such Funding Segment is so paid or prepaid, as the case may be, to the last day of the Funding Period applicable to such amount (or, in the case of a failure to borrow or renew, the Funding Period that would have been applicable to such amount but for such failure), in each case at the applicable rate of interest for such amount provided for herein (excluding, however, the Applicable Margin included therein, if any), over (y) the aggregate amount of interest (as determined in good faith by such Lender) which would have accrued to such Lender on such amount for such period by placing such amount on deposit for such period with leading banks in the applicable interbank market. A certificate of a Lender Party claiming compensation under this Section 2.10(b) and setting forth the additional amount to be paid to it and indicating in reasonable detail the computation thereof shall be conclusive absent manifest error.

                  2.11 TAXES.

                  (a) PAYMENT NET OF TAXES. All payments made by the Borrower under this Agreement or any other Loan Document shall be made free and clear of, and without reduction or withholding for, any and all present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, and all liabilities with respect thereto, excluding (x) in the case of each Lender Party, net income taxes imposed on such Lender Party by the United States, and net income taxes and franchise taxes imposed on such Lender Party by the jurisdiction under the laws of which such Lender Party is organized or by any political subdivision thereof, and (y) in the case of each Lender, net income taxes and franchise taxes imposed on such Lender by the jurisdiction in which the Lender's Lending Office is located or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any Loan Document to any Lender Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including without limitation deductions applicable to additional sums payable under this Section 2.11) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) OTHER TAXES. The Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution, delivery of, or otherwise with respect to , this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) INDEMNITY. The Borrower hereby indemnifies each Lender Party for the full amount of all Taxes and Other Taxes (including without limitation any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.11 paid by such Lender Party and any liability (including without limitation penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within 15 days after the date such Lender Party makes demand therefor (which demand shall identify in reasonable detail the nature and the amount of Taxes and Other Taxes for which indemnification is being sought).

                  (d) RECEIPTS, ETC. Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (e) SURVIVAL, ETC. Without prejudice to the survival of any other obligation of the Borrower under this Agreement or the other Loan Documents, the obligations of the Borrower contained in this Section 2.11 shall survive the payment in full of all other obligations of the Borrower under this Agreement and the other Loan Documents, termination of all commitments to extend credit under the Loan Documents, termination of this Agreement, and all other events and circumstances whatever. Nothing in this Section 2.11 or otherwise in this Agreement shall require any Lender Party to disclose to the Borrower any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  (f) WITHHOLDING TAX EXEMPTION.

                  (i) PROVISION OF FORMS. Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date it becomes party to this Agreement, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent each with an original Internal Revenue Service Form W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying such Lender's status for purposes of determining exemption from, or reduced rate applicable to, United States withholding taxes with respect to such Lender under this Agreement and the other Loan Documents; provided, that a Lender shall not be obligated to provide any such form after the date such Lender becomes party to this Agreement if such Lender is not legally able to do so.

                  (ii) INDEMNIFICATION LIMITED IN CERTAIN CIRCUMSTANCES. The Borrower shall not be required to indemnify any Lender, or to pay any additional amounts to any Lender, in respect of United States withholding taxes (or any withholding tax imposed by a state of the United States that applies only when such United States withholding tax is imposed), pursuant to Section 2.11(a) or 2.11(c), to the extent that (A) the obligation to withhold amount with respect to United States withholding tax existed on the date such Lender became a party to this Agreement; provided, that this clause (A) shall not apply to a Lender that became a Lender as a result of an assignment made or other action taken at the request of the Borrower, or (B) the obligation to make such indemnification or to pay such additional amount would not have arisen but for a failure of such Lender to comply with the provisions of Section 2.11(f)(i).

                  2.12 CHANGE OF LENDING OFFICE. In the event that a Lender becomes an Affected Lender under Section 2.03(e)(ii), or in the event that a Lender requests compensation from the Borrower pursuant to Section 2.10(a) or 2.11, then, at the request of the Borrower, such Lender will change the jurisdiction of its Lending Office if, in the judgment of such Lender, such change will eliminate or mitigate a similar event which may thereafter accrue and is not otherwise materially disadvantageous to such Lender.

                  2.13 SUBSTITUTION OF LENDER. In the event that a Lender becomes an Affected Lender under Section 2.03(e)(ii), or in the event that a Lender requests compensation from the Borrower pursuant to Section 2.10(a) or 2.11, then, if the Borrower designates one or more substitute institutions to purchase the Loans and assume the Commitments of such Lender, such Lender will at the Borrower's request sell its Loans and assign its rights under this Agreement to such substitute institutions with reasonable promptness after such designation in accordance with Section 9.14(c) for a payment equal to the principal amount of its Loans, plus all accrued and unpaid interest and fees to but excluding the date of purchase, plus any other amounts accrued or payable to such Lender under this Agreement to but excluding the date of purchase, plus any amount that would be payable to such Lender under Section 2.10(b) (as if such purchase were treated as a prepayment of the outstanding Loans to such Lender), together with any other loss or expense incurred by it (or by a Participant in the related Loan or Commitment). Nothing in this Section 2.13 limits the rights of the Administrative Agent under Section 9.14(c) or any other provision of the Loan Documents.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants to each Lender Party as follows:

                  3.01 CORPORATE STATUS. The Borrower and each Subsidiary of the Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Borrower and each Subsidiary of the Borrower has corporate power and authority to own its property and to transact the business in which it is engaged or presently proposes to engage. The Borrower and each Subsidiary of the Borrower is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification necessary or advisable, except for matters that, individually or in the aggregate, do not have a Material Adverse Effect.

                  3.02 CORPORATE POWER AND AUTHORIZATION. The Borrower and each other Loan Party has corporate power and authority to execute, deliver, perform, and take all actions contemplated by, each Loan Document to which it is a party, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part. Without limitation of the foregoing, the Borrower has the corporate power and authority to borrow pursuant to the Loan Documents to the fullest extent permitted hereby and thereby from time to time, and has taken all necessary corporate action to authorize such borrowings.

                  3.03 EXECUTION AND BINDING EFFECT. This Agreement and each other Loan Document to which the Borrower or any other Loan Party is a party and which is executed and delivered or required to be executed and delivered on or before the date as of which this representation and warranty is made, or deemed made, has been duly and validly executed and delivered by the Borrower or such Loan Party, as the case may be. This Agreement and each such Loan Document constitutes, and each other Loan Document when executed and delivered by the Borrower or such Loan Party, as the case may be, will constitute, the legal, valid and binding obligation of the Borrower or such Loan Party, as the case may be, enforceable against the Borrower or such Loan Party, as the case may be, in accordance with its terms.

                  3.04 GOVERNMENTAL APPROVALS AND FILINGS. No approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority (collectively, "Governmental Action") is or will be necessary or reasonably advisable in connection with the execution and delivery of any Loan Document, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof, except for such Governmental Actions as have been obtained or made and are in full force and effect. Each such Governmental Action has been duly obtained or made, as the case may be, and is in full force and effect. There is no action, suit, proceeding or investigation pending or (to the Borrower's knowledge after due inquiry) threatened which seeks or may result in the reversal, rescission, termination, modification or suspension of any such Governmental Action.

                  3.05 ABSENCE OF CONFLICTS. Neither the execution and delivery of any Loan Document, nor consummation of the transactions herein or therein contemplated, nor performance of or compliance with the terms and conditions hereof or thereof, does or will

                  (a) violate or conflict with any Law, or

                  (b) violate or conflict with, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or other, to create or impose) any Lien upon any property of the Borrower or any Subsidiary of the Borrower (except for any Lien in favor of the Lender Parties securing the Obligations) pursuant to, or otherwise result in (or give rise to any right, contingent or other, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Borrower or any Subsidiary of the Borrower under or in connection with,
         (i) the articles of incorporation or by-laws (or other constitutional documents) of the Borrower or any Subsidiary of the Borrower, or (ii) any agreement or instrument to which the Borrower or any Subsidiary of the Borrower is a party or by which any of them or any of their respective properties may be subject or bound, except, in the case of the foregoing clause (b)(ii), for matters that individually or in the aggregate, do not have a Material Adverse Effect.

                  3.06 AUDITED FINANCIAL STATEMENTS. The Borrower has furnished to each Lender a copy of the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of June 30, 2000 and June 30, 1999 and the related consolidated statements of income, cash flows and changes in shareholders' equity for the fiscal years then ended, as examined and reported on by Arthur Andersen LLP, independent certified public accountants for the Borrower, as set forth in the Borrower's reports on Form 10-K for 2000 and 1999. Such financial statements (including the notes thereto) present fairly, in all material respects, the financial condition of the Borrower and its consolidated Subsidiaries as of the end of each such fiscal year and the results of their operations, cash flows and changes in stockholders' equity for the fiscal years then ended, all in conformity with GAAP.

                  3.07 INTERIM FINANCIAL STATEMENTS. The Borrower has furnished to each Lender a copy of the interim consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of the end of the first fiscal quarter of the fiscal year beginning July 1, 2000 and the related consolidated statements of income and cash flows for such fiscal quarter, as set forth in the Borrower's report on Form 10-Q for such fiscal quarter. Such financial statements (including the notes thereto) present fairly, in all material respects, the financial condition of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and the results of their operations and their cash flows for such fiscal quarter, all in conformity with GAAP, subject to normal and recurring year-end audit adjustments which are not in the aggregate material, and except that such financial statements do not contain all of the footnote disclosures required by GAAP.

                  3.08 ABSENCE OF UNDISCLOSED LIABILITIES. Neither the Borrower nor any Subsidiary of the Borrower has any liability or obligation of any nature (whether absolute, accrued, contingent or other, whether or not due, including but not limited to forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments), except (a) liabilities and obligations disclosed in the financial statements referred to in Sections 3.06 and 3.07, (b) liabilities and obligations incurred after June 30, 2000 in the ordinary course of business and consistent with past practices, (c) obligations (including transaction costs) in connection with this Agreement, and (d) matters that, individually or in the aggregate, do not have a Material Adverse Effect.

                  3.09 ACCURATE AND COMPLETE DISCLOSURE. All written information heretofore, contemporaneously or hereafter provided by or on behalf of the Borrower or any Subsidiary of the

Borrower to any Lender Party pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby is or will be (as the case may be) true and accurate in all material respects on the date as of which such information is dated (or, if not dated, when received by such Lender Party) and does not or will not (as the case may be) omit to state any material fact necessary to make such information not misleading at such time in light of the circumstances in which it was provided. The Borrower has disclosed to the Administrative Agent every occurrence or event known to the Borrower which has, or which could have so far as the Borrower can reasonably foresee, a Material Adverse Effect (exclusive of political, social or economic events of general national or global scope).

                  3.10 SOLVENCY. On the date of each Loan or other extension of credit under this Agreement and after giving effect to application of the proceeds thereof in accordance with the terms of the Loan Documents, each Loan Party and each Significant Subsidiary of the Borrower is and will be Solvent.

                  3.11 MARGIN REGULATIONS. Neither any extension of credit under this Agreement nor any use of proceeds of any such extension of credit will violate or conflict with the Margin Regulations. No part of the proceeds of any extension of credit under this Agreement will be used for the purpose of buying or carrying Margin Stock or to extend credit to others for the purpose of buying or carrying any Margin Stock. Neither the Borrower nor any Subsidiary of the Borrower is engaged in the business of extending credit to others for the purpose of buying or carrying Margin Stock. At the time of the making of each Loan, not more than 25% of the value of the assets of the Borrower and its Subsidiaries taken as a whole will constitute Margin Stock.

                  3.12 REGULATORY RESTRICTIONS. Neither the Borrower nor any Subsidiary of the Borrower is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to any other Law which purports to restrict or regulate its ability to borrow money or obtain credit.

                  3.13 LITIGATION. There is no pending or (to the knowledge of the Borrower after due inquiry) threatened action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Borrower or any Subsidiary of the Borrower, except for (a) matters set forth in
Schedule 3.13, (b) matters described in the financial statements referred to in Sections 3.06 and 3.07 and (c) matters that if adversely decided, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  3.14 ABSENCE OF OTHER CONFLICTS. Neither the Borrower nor any Subsidiary of the Borrower is in violation of or conflict with, or is subject to any contingent liability on account of any violation of or conflict with:

                  (a) any Law,

                  (b) its articles of incorporation or by-laws (or other constitutional documents), or

                  (c) any agreement or instrument to which it is party or by which it or any of its properties may be subject or bound,

except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  3.15 INSURANCE. The Borrower and each Subsidiary of the Borrower maintains with financially sound and reputable insurers (not related to or affiliated with the Borrower or any Subsidiary of the Borrower) insurance with respect to its properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

                  3.16 TITLE TO PROPERTY. The Borrower and each Subsidiary of the Borrower has good and marketable title to all real property owned or purported to be owned by it and good title to all other property of whatever nature owned or purported to be owned by it, in each case necessary or material to its operations, including but not limited to the property reflected in the most recent audited balance sheets referred to in Section 3.06 or submitted pursuant to Section 5.01(a), as the case may be (except as sold or otherwise disposed of after the date of such balance sheets in transactions which, before the effective date of this Agreement, were permitted by the Existing Credit Facility, and after the effective date of this Agreement, are permitted by the Loan Documents), in each case free and clear of all Liens, other than Permitted Liens.

                  3.17 INTELLECTUAL PROPERTY. The Borrower and each Subsidiary of the Borrower owns, or is licensed or otherwise has the right to use, all the patents, trademarks, service marks, names (trade, service, fictitious or other), copyrights, technology (including but not limited to computer programs and software), know-how, processes, databases and other rights, free from burdensome restrictions, necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others, except for matters that, individually or in the aggregate, do not have a Material Adverse Effect.

                  3.18 TAXES. All tax and information returns required to be filed by or on behalf of the Borrower or any Subsidiary of the Borrower have been properly and timely prepared, executed and filed, except for matters that, individually or in the aggregate, do not have a Material Adverse Effect. All taxes, assessments, fees and other governmental charges upon the Borrower or any Subsidiary of the Borrower or upon any of their respective properties, incomes, sales or franchises which are due and payable have been paid, other than those not yet delinquent and payable without premium or penalty, except for matters that, individually or in the aggregate, do not have a Material Adverse Effect. The reserves and provisions for taxes on the books of the Borrower and each Subsidiary of the Borrower for all open years and for its current fiscal period are adequate in accordance with GAAP. Neither the Borrower nor any Subsidiary of the Borrower knows of any proposed additional assessment or basis for any assessment for additional taxes (whether or not reserved against), except for matters that, individually or in the aggregate, do not have a Material Adverse Effect.

                  3.19 EMPLOYEE BENEFITS. Each Plan and, to the knowledge of the Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code, and each other applicable state, federal and foreign law. No Pension-Related Event has occurred and is continuing. Neither the Borrower nor any Controlled Group Member has incurred any liability to the PBGC, other than liabilities for payment of periodic PBGC payments

                  3.20 ENVIRONMENTAL MATTERS. In the ordinary course of its business, the Borrower reviews the effect of applicable Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates actual and potential associated liabilities and costs (including without limitation any capital or operating expenditures required for clean-up or closure of properties presently or previously owned or operated, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by Law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility, restriction on transportation of any substance or reduction in the level of or change in the nature of operations and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of its review, the Borrower has reasonably concluded that Environmental Laws do not have a Material Adverse Effect.


                                   ARTICLE IV

                                   CONDITIONS

                  4.01 CONDITIONS TO THE CLOSING DATE. The occurrence of the Closing Date and the obligation of each Lender to make any Loan on or after the Closing Date is subject to performance by each of the Loan Parties of their respective obligations to be performed under the Loan Documents on or before such date, to satisfaction of any conditions precedent set forth elsewhere in the Loan Documents and to satisfaction of the following further conditions precedent:

                  (a) AGREEMENTS; NOTES. The Administrative Agent shall have received this Agreement, with a counterpart for each Lender, and Notes duly executed on behalf of the Borrower and conforming to the requirements of this Agreement.

                  (b) SUBSIDIARY GUARANTY. The Administrative Agent shall have received the Subsidiary Guaranty, duly executed on behalf of each Subsidiary, if any, which as of the date hereof satisfies the criteria set forth in Section
5.12 for becoming a Subsidiary Guarantor.

                  (c) CORPORATE PROCEEDINGS. The Administrative Agent shall have received certificates by the Secretary or Assistant Secretary of each Loan Party dated as of the Closing Date as to (i) true copies of the articles of incorporation and by-laws (or other constitutional documents) of each Loan Party in effect on the Closing Date, (ii) true copies of all corporate action taken by each Loan Party relative to the Loan Documents, and (iii) the incumbency and signature of the respective officers of each Loan Party executing the Loan Documents to which such Loan Party is party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary. The Administrative Agent shall have received certificates from the appropriate Secretary of State or other applicable Governmental Authority, dated not more than 30 days before the Closing Date, showing the good standing of each Loan Party in its jurisdiction of incorporation.

                  (d) NOTICE. Notice with respect to such Loan shall have been given by the Borrower in accordance with Article II.

                  (e) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by each Loan Party herein and in each other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, both before and after giving effect to any Loans requested to be made on the Closing Date.

                  (f) NO DEFAULT. No Event of Default or Potential Default shall have occurred and be continuing on the Closing Date or after giving effect to any Loans requested to be made on the Closing Date.

                  (g) NO VIOLATIONS OF LAW. Neither the making nor use of the Loans shall cause any Lender Party to violate any Law.

                  (h) NO MATERIAL ADVERSE CHANGE. There shall not have occurred a material adverse change in the business, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole since June 30, 2000, except as reflected in the financial statements furnished pursuant to Section 3.07.

                  (i) LITIGATION. Without limiting the generality of Sections
3.13 and 4.01(e), there shall not be pending or (to the knowledge of the Borrower after due inquiry, threatened) any action, suit, proceeding or investigation by or before any Governmental Authority which (i) seeks to challenge, prevent or declare illegal any transaction contemplated by the Loan Documents or (ii) could have a material adverse effect on the business, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  (j) OFFICERS' CERTIFICATES. The Administrative Agent shall have received a certificate dated the Closing Date, signed by a Responsible Officer of the Borrower, in the form attached hereto as Exhibit D and as to such other matters as the Administrative Agent may request.

                  (k) LEGAL OPINIONS. The Administrative Agent shall have received the following opinion, addressed to the Administrative Agent and each Lender and dated the Closing Date: opinion of Buchanan Ingersoll Professional Corporation, counsel to the Borrower and its Subsidiaries, in substantially the form set forth as Exhibit E.

                  (l) REPAYMENT OF CERTAIN EXISTING INDEBTEDNESS. Substantially simultaneously with any funding under this Agreement on the Closing Date, the Borrower shall have used the Dollar Equivalent of the proceeds of the Loans borrowed hereunder to repay any outstanding principal of loans made pursuant to the Existing Credit Facility and, to the extent such amount is used to repay Revolving Credit Loans (as defined in the Existing Credit Facility), the Revolving Credit Committed Amounts (as defined in the Existing Credit Facility) shall be permanently reduced in an aggregate amount equal to the principal amount of such Revolving Credit Loans repaid on such date. To the extent no loans are outstanding under the Existing Credit Facility, or the aggregate amount of Loans borrowed hereunder exceed the aggregate principal amount of loans outstanding under the Existing Credit Facility, the Revolving Credit Committed Amounts (as defined in the Existing Credit Facility) shall be reduced by the Dollar Equivalent of the principal amount of such Loans or such excess, as the case may be.

                  (m) FEES, EXPENSES, ETC. All fees and other compensation required to be paid to the Administrative Agent or the Lenders pursuant hereto or any other agreement on or prior to the Closing Date shall have been paid or received.

                  (n) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other matters in connection with the transactions contemplated by the Loan Documents, shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received such other documents, instruments and other items as the Administrative Agent may reasonably request.

                  4.02 CONDITIONS TO EXTENSION OF CREDIT AFTER THE CLOSING DATE. The obligation of each Lender to make any Loan (other than on the Closing Date) is subject to performance by each of the Loan Parties of their respective obligations to be performed under the Loan Documents on or before the date such Loan is made, to satisfaction of any conditions precedent set forth elsewhere in the Loan Documents and to satisfaction of the following further conditions precedent:

                  (a) BASIC CONDITIONS. The aggregate outstanding principal amount of Loans after giving effect to the Loans to be incurred on such date will not exceed the aggregate Committed Amounts.

                  (b) NOTICE. Notice with respect to such Loan shall have been given by the Borrower in accordance with Article II.

                  (c) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by each Loan Party herein and in each other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, both before and after giving effect to the Loans requested to be made on such date (except for Sections 3.06 and 3.07, which are made only as of the date of this Agreement).

                  (d) NO DEFAULT. No Event of Default or Potential Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made (including any deemed request) on such date.

                  (e) NO VIOLATIONS OF LAW. Neither the making nor use of the Loans shall cause any Lender Party to violate any Law.

                  (f) NO MATERIAL ADVERSE CHANGE. There shall not have occurred a material adverse change in the business, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole since June 30, 2000, except as reflected in the financial statements furnished pursuant to Section 3.07.

                  (g) REPAYMENT OF CERTAIN EXISTING INDEBTEDNESS. With respect to Loans made after the Closing Date, substantially simultaneously with funding under this Agreement, the Borrower shall have used the Dollar Equivalent of the proceeds of the Loans borrowed hereunder to repay any outstanding principal of loans made pursuant to the Existing Credit Facility and, to the extent such amount is used to repay Revolving Credit Loans (as defined in the Existing Credit Facility), the Revolving Credit Committed Amounts (as defined in the Existing Credit Facility) shall be permanently reduced in an aggregate amount equal to the principal amount of such Revolving Credit Loans repaid on such date. To the extent no loans are outstanding under the Existing Credit Facility, or the aggregate amount of Loans borrowed hereunder exceed the aggregate principal amount of loans outstanding under the Existing Credit Facility, the Revolving Credit Committed Amounts (as defined in the Existing Credit Facility) shall be reduced by the Dollar Equivalent of the principal amount of such Loans or such excess, as the case may be. Notwithstanding the foregoing provisions of this clause (g), the aggregate principal amount of loans and commitments under the Existing Credit Facility required to be repaid or reduced, as the case may be, pursuant to this clause (g) in respect of any borrowing of Loans hereunder shall not exceed the amount by which such borrowing causes the aggregate outstanding principal amount of Loans hereunder at the time of incurrence thereof to exceed the Repayment Threshold Amount.

Each request (including any deemed request) by the Borrower for any Loan shall constitute a representation and warranty by the Borrower that the conditions set forth in this Section 4.02 have been satisfied as of the date of such request. Failure of the

Administrative Agent to receive notice from the Borrower to the contrary before such Loan is made shall constitute a further representation and warranty by the Borrower that the conditions referred to in this Section 4.02 have been satisfied as of the date such Loan is made.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  The Borrower hereby covenants to each Lender Party as follows:

                  5.01 BASIC REPORTING REQUIREMENTS.

                  (a) ANNUAL AUDIT REPORTS. As soon as practicable, and in any event within 120 days after the close of each fiscal year of the Borrower, the Borrower shall furnish to the Administrative Agent, with a copy for each Lender, consolidated statements of income, cash flows and changes in stockholders' equity of the Borrower and its consolidated Subsidiaries for such fiscal year and a consolidated balance sheet for the Borrower and its consolidated Subsidiaries as of the close of such year, and notes to each, all in reasonable detail, prepared on a comparative basis in accordance with GAAP. Such financial statements shall be accompanied by an opinion of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Administrative Agent. Such opinion shall be free of any exception, qualification or explanation not reasonably acceptable to the Administrative Agent (and in any event shall be free of any exception, qualification or explanation relating to ability to continue as a going concern, a limited scope of examination or independence). Such opinion in any event shall contain a written statement of such accountants substantially to the effect that (x) such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards and (y) in the opinion of such accountants such audited financial statements present fairly, in all material respects, the financial position of the Borrower and its consolidated Subsidiaries as of the end of such fiscal year and the results of their operations and their cash flows and changes in stockholders' equity for such fiscal year, in conformity with GAAP.

                  (b) QUARTERLY REPORTS. As soon as practicable, and in any event within 60 days after the close of each of the first three fiscal quarters of each fiscal year of the Borrower, the Borrower shall furnish to the Administrative Agent, with a copy for each Lender, consolidated statements of income, cash flows and stockholders' equity of the Borrower and its consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the same periods or as of the same date during the preceding fiscal year (except for the consolidated balance sheet, which shall set forth in comparative form the corresponding balance sheet as of the prior fiscal year end). Such financial statements shall be certified by a Responsible Officer of the Borrower as presenting fairly, in all material respects, the financial position of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and the consolidated results of their operations and their cash flows and changes in stockholders' equity for such fiscal quarter, in conformity with GAAP, subject to normal and recurring year-end audit adjustments.

                  (c) COMPLIANCE CERTIFICATES. Concurrently with the delivery of the financial statements referred to in Sections 5.01(a) and 5.01(b), the Borrower shall deliver, or cause to be delivered, to the Administrative Agent, with a copy for each Lender, a

Compliance Certificate in substantially the form set forth as Exhibit C, duly completed and signed by a Responsible Officer of the Borrower.

                  (d) CERTAIN OTHER REPORTS AND INFORMATION. Promptly upon the earlier of the filing thereof or their becoming available for distribution, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent, with a copy for each Lender, a copy of (i) all regular or special reports, registration statements (other than the exhibits thereto and any registrations statements on Form S-8 or its equivalent) and amendments to the foregoing which the Borrower or any Subsidiary of the Borrower shall file with the Securities and Exchange Commission (or any successor thereto), and (ii) all reports, proxy statements, financial statements and other information distributed by the Borrower or any Subsidiary of the Borrower to its security holders or the financial community generally.

                  (e) FURTHER INFORMATION. The Borrower will promptly furnish, or cause to be furnished, to the Administrative Agent, with a copy for each Lender, such other information and in such form as the Administrative Agent or any Lender may reasonably request from time to time.

                  (f) NOTICE OF CERTAIN EVENTS. Promptly upon becoming aware of any of the following, the Borrower shall give the Administrative Agent notice thereof, together with a written statement of a Responsible Officer of the Borrower setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Borrower, and the Administrative Agent shall promptly notify each Lender thereof:

                  (i) Any Event of Default or Potential Default;

                  (ii) Any material adverse change in the business, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole;

                  (iii) Any pending or threatened action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Borrower or any Subsidiary of the Borrower, except for matters which, if adversely decided, individually or in the aggregate, would not have a Material Adverse Effect;

                  (iv) Any material violation, breach or default by the Borrower or any Subsidiary of the Borrower of or under any agreement or instrument material to the business, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole;

                  (v) Any Pension-Related Event, other than (w) any Reportable Event described in subsection (i) of the definition of such term as to which the 30 day notice requirement to the PBGC is waived under applicable regulations, and (x) any Pension-Related Event described in subsection (d) or (f) of the definition thereof which involves a liability of the Borrower, any Subsidiary of the Borrower or any Controlled Group Member that has not been fully discharged (or a contingent or other potential liability that represents a material risk of becoming an actual liability) of less than $1,000,000 in the aggregate for all such Persons. Such notice shall be accompanied by the following: (A) a copy of any notice, request, return, petition or other document received by the Borrower, any Subsidiary of the Borrower or any Controlled Group Member from any Person, or which has been or is to be filed with or provided to any Person (including, without limitation, the Internal Revenue Service, the Department of Labor, the PBGC or any Plan participant, beneficiary, alternate payee or employer representative), in connection with such Pension-Related Event, and (B) in the case of any Pension-Related Event with respect to a Plan, the most recent Annual Report (5500 Series), with attachments thereto, and if such Plan is required by applicable Law to have an actuarial valuation report, the most recent actuarial valuation report, for such Plan; and

                  (vi) Any Environmental Claim pending or threatened against any Loan Party or any Subsidiary of any Loan Party or any of their respective Environmental Affiliates, or any past or present acts, omissions, events or circumstances (including but not limited to any dumping, leaching, disposition, removal, abandonment, escape, emission, discharge or release of any Environmental Concern Material at, on or under any facility or property now or previously owned, operated or leased by any Loan Party or any Subsidiary of any Loan Party or any of their respective Environmental Affiliates) that could form the basis of such Environmental Claim, which Environmental Claim, if adversely resolved, individually or in the aggregate, would be likely to have a Material Adverse Effect.

                  (g) VISITATION; VERIFICATION. The Borrower shall permit such Persons as the Administrative Agent or any Lender may designate from time to time to visit and inspect any of the properties of the Borrower and any Subsidiary of the Borrower, to examine their respective books and records and take copies and extracts therefrom and to discuss their respective affairs with their respective directors, officers, employees and independent accountants, all upon reasonable notice to the Borrower, at such reasonable times (it being understood that, so long as no Event of Default or Potential Default has occurred and is continuing, such times shall be during normal business hours) and as often as may reasonably be requested by the Administrative Agent or any Lender; provided that, with respect to any Person who is not an employee of a Lender, such person shall agree to hold in confidence, in accordance with
Section 9.15, all confidential information about the Borrower or any Subsidiary of the Borrower obtained by such Person during such visit and inspection. The Borrower hereby authorizes such officers, employees and independent accountants to discuss with the Administrative Agent or any Lender the affairs of the Borrower and its Subsidiaries.

                  5.02 INSURANCE. The Borrower shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, casualties and contingencies and of such types as is customary in the case of Persons engaged in the same or a similar business or having similar properties similarly situated.

                  5.03 PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS. The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge, or cause to be paid and discharged,

                  (a) on or prior to the date on which penalties attach thereto, all taxes, assessments and other governmental charges imposed upon it, or any of them, or any of its, or any of their, properties;

                  (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                  (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Borrower or such Subsidiary in a case under Title 11 (Bankruptcy) of the United States Code, as amended, or under foreign bankruptcy, insolvency or similar Laws;

provided, that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, the Borrower or such Subsidiary need not pay or discharge, or cause the payment or discharge, of any such tax, assessment, charge or claim above so long as (x) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor, and (y) such failure to pay or discharge would not have a Material Adverse Effect.

                  5.04 PRESERVATION OF CORPORATE STATUS. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its status as a corporation duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization; provided, that (i) so long as no Event of Default or Potential Default then exists or would be created thereby, the Borrower may terminate the corporate existence or permit to lapse the good standing or existence of any of its Subsidiaries (other than a Loan Party) if, in the good faith judgment of the appropriate officers of the Borrower, such termination would not be disadvantageous to the Borrower or the Lender Parties in any material respect and (ii) the Borrower and its Subsidiaries which are Loan Parties may enter into transactions permitted by
Section 6.04. The Borrower shall, and shall cause each of its Subsidiaries to, at all times be duly qualified to do business as a foreign corporation and, to the extent applicable, in good standing in all jurisdictions in which the ownership of its properties or the nature of its business or both make such qualification necessary or advisable, except for matters that, individually or in the aggregate, do not, and would not be reasonably likely to, have a Material Adverse Effect.

                  5.05 GOVERNMENTAL APPROVALS AND FILINGS. The Borrower shall, and shall cause each of its Subsidiaries to, keep and maintain in full force and effect all Governmental Actions necessary or reasonably advisable in connection with execution and delivery of any Loan Document, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof, or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

                  5.06 MAINTENANCE OF PROPERTIES, FRANCHISES, ETC. The Borrower shall, and shall cause each of its Subsidiaries to, (a) maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except where failure to do so does not, and would not be reasonably likely to, have a Material Adverse Effect, and
(b) maintain and hold in full force and effect all franchises, licenses, permits, certificates, authorizations, qualification, accreditations and other rights, consents and approvals (whether issued, made or given by a Governmental Authority or otherwise), necessary to own and operate its properties and to carry on its business as presently conducted and as presently planned to be conducted, except where failure to do so does not, and would not be reasonably likely to, have a Material Adverse Effect.

                  5.07 AVOIDANCE OF OTHER CONFLICTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, violate or conflict with, be in violation of or conflict with, or be or remain subject to any liability (contingent or other) on account of any violation or conflict with

                  (a) any Law,

                  (b) its articles of incorporation or by-laws (or other constitutional documents), or

                  (c) any agreement or instrument to which it or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be subject or bound,

except for matters that, individually or in the aggregate, do not, and would not be reasonably likely to, have a Material Adverse Effect.

                  5.08 FINANCIAL ACCOUNTING PRACTICES. The Borrower shall, and shall cause each of its Subsidiaries to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets, and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  5.09 USE OF PROCEEDS. The Borrower shall apply the proceeds of the Loans under this Agreement to refinance Indebtedness of the Borrower pursuant to the Existing Credit Facility pursuant to the requirements of Sections 4.01(l) and 4.02(g) and, to the extent in excess thereof, for working capital and general corporate purposes of the Borrower. The Borrower shall not use the proceeds of any Loans directly or indirectly for any unlawful purpose, in any manner inconsistent with or that would violate or conflict with the Margin Regulations, in any manner inconsistent with Section 3.11, or in any manner inconsistent with any other provision of the Loan Documents.

                  5.10 CONTINUATION OF OR CHANGE IN BUSINESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business, on a consolidated basis, which would then be engaged in by the Borrower and its Subsidiaries would be substantially and significantly changed from the general nature of the business engaged in by the Borrower and its Subsidiaries on a consolidated basis on the date of this Agreement, or such business is not reasonably related to the business of the Borrower and its Subsidiaries on a consolidated basis on the date of this Agreement. The Borrower shall continue to operate as an operating company in substantially the manner as at the date hereof, and shall not transfer to any Subsidiary, in any transaction or set of related transactions, any material portion of the Borrower's operating assets.

                  5.11 PLANS AND MULTIEMPLOYER PLANS.

                  (a) REQUIRED CONTRIBUTIONS. The Borrower shall, and shall cause each Subsidiary of the Borrower and Controlled Group Members to, make contributions to each Plan when due in accordance with the minimum funding requirements under ERISA and the Code applicable to such Plan and pay any required PBGC premiums as and when due for such Plan.

                  (b) REQUIRED CONTRIBUTIONS TO MULTIEMPLOYER PLANS. The Borrower shall, and shall cause each Subsidiary of the Borrower and Controlled Group Members to, make contributions required to be made by it, or any of them, to each Multiemployer Plan, if any, when due in accordance with its, or any of their, obligations under any collective bargaining agreement related to such Multiemployer Plan or participation agreements applicable to such Multiemployer Plan, except those contributions the requirement of which are reasonably being contested by a Controlled Group Member provided that failure to make such contested contributions is not a violation of applicable Law and does not present a material risk of resulting in liability (contingent or other) to the Borrower or any Subsidiary of the Borrower.

                  (c) FUNDING. The Borrower shall, and shall cause each of its Subsidiaries to, make any required contributions to any arrangements for providing retirement and/or death benefits when due, in accordance with the terms of the arrangement and any minimum funding requirements which are applicable to the arrangement from time to time.

                  5.12 SUBSIDIARY GUARANTORS. The Borrower will cause each Person which is or becomes a Significant Subsidiary (other than (w) a Subsidiary which is an Asset Securitization SPE, (x) a Subsidiary which is not organized under the laws of the United States or a state or political subdivision jurisdiction thereof and (y) Distribution and its Subsidiaries) to become a Subsidiary Guarantor as promptly as practicable after (but in any event within 90 days of) the date such Person first satisfies the foregoing criteria, by causing such Subsidiary to execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty, together with (i) an opinion of counsel for such Subsidiary (which counsel may be an employee of the Borrower or such Subsidiary) in substantially the form attached to the Subsidiary Guaranty and covering such other matters relating to such Subsidiary Guaranty as the Administrative Agent may reasonably request, and (ii) all documents which the Administrative Agent may reasonably request relating to the existence of such Subsidiary, the corporate authority for and the validity of such Subsidiary Guaranty, and any other matters reasonably determined by the Administrative Agent to be relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  The Borrower hereby covenants to each Lender Party as follows:

                  6.01 FINANCIAL COVENANTS.

                  (a) CONSOLIDATED NET WORTH. On the Closing Date, and as of the end of each fiscal quarter of the Borrower ending after the Closing Date, Consolidated Net Worth shall not be less than the amount equal to the sum of (i) $475,000,000, plus (ii) an amount equal to 50% of Consolidated Net Income for each fiscal quarter of the Borrower commencing after September 30, 1997 and ending on or prior to the date of determination, in each case for which Consolidated Net Income is positive (it being understood that there shall be no deduction on account of negative Consolidated Net Income for any fiscal quarter of the Borrower), plus (iii) 100% of the aggregate increase in Consolidated Net Worth on account of issuance (including without limitation any issuance in connection with the conversion or exchange of any Indebtedness or other obligations) after September 30, 1997 of any capital stock of the Borrower or any of its Subsidiaries.

                  (b) CONSOLIDATED LEVERAGE RATIO. On the Closing Date, and as of the end of each fiscal quarter ending after the Closing Date, the Consolidated Leverage Ratio shall not exceed 3.50:1.00.

                  (c) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. As of the end of each fiscal quarter of the Borrower ending after the Closing Date, the Consolidated Fixed Charge Coverage Ratio shall not be less than 2.20:1.00.

                  6.02 LIMITATION ON PAYMENTS ON AND MATURITIES OF
                       CERTAIN OBLIGATIONS.

                  (a) EQUITY HYBRID SECURITIES. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, pay, prepay, purchase, redeem, retire, defease or acquire, or otherwise make any payment (on account of principal, interest, premium or otherwise) of, any obligation under or evidenced by any Equity Hybrid Security, except that the Borrower may

                           (i) make payments on and purchases of the Equity Hybrid Securities as and when required to do so by the mandatory terms of such Equity Hybrid Security, consistent with the definition of that term in this Agreement; and

                           (ii) purchase or redeem Equity Hybrid Securities from time to time, provided that the aggregate principal or face amount of all such purchases and redemptions of any class or series of Equity Hybrid Securities shall not exceed 5% of the aggregate principal or face amount of Equity Hybrid Securities of such class or series originally issued.

                  (b) SUBSEQUENTLY INCURRED INDEBTEDNESS. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, pay, prepay, purchase, redeem, retire, defease or acquire, or otherwise make any payment (on account of principal, interest, premium or otherwise) of, any Indebtedness for borrowed money incurred after the date of this Agreement (other than the Obligations or Indebtedness incurred pursuant to commitments existing prior to the date of this Agreement or, in the case of the Existing Credit Agreement, incurred pursuant to any extensions (but not increases) of the commitments thereunder), except that the Borrower and any Subsidiary may directly or indirectly, pay, prepay, purchase, redeem, retire, defease or acquire, or otherwise make any payment on such Indebtedness in each of the following instances:

                           (i) as and when required to do so by the mandatory
                  terms thereof so long as such mandatory repayment of such Indebtedness does not conflict with any mandatory repayment of Loans required pursuant to Section 2.07;

                           (ii) in connection with any refinancing (including
                  subsequent refinancings) of such Indebtedness, or of Indebtedness existing on the date of this Agreement, by successor Indebtedness which does not increase the principal amount (including for this purpose, any available committed amounts) thereof and is permitted to be incurred under this Agreement;

                           (iii) at a time when no Event of Default exists and
                  the Investment Grade Rating Condition is satisfied; and

                           (iv) owing by such Person to the Borrower or a
                  Subsidiary of the Borrower.

In addition, unless the Investment Grade Rating Condition is satisfied on the date of incurrence thereof, no Indebtedness for borrowed money incurred after the date of this Agreement (other than Indebtedness incurred pursuant to commitments in effect on the date of this Agreement) shall be Disqualified Indebtedness.

                  6.03 LIENS. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, at any time create, incur, assume or permit to exist any Lien on any of its property (now owned or hereafter acquired), or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except for the following (collectively, "Permitted Liens"):

                  (a) Liens in favor of the Lender Parties to secure the Obligations;

                  (b) Liens arising from taxes, assessments, charges or claims described in Sections 5.03(a) and 5.03(b), to the extent permitted to remain unpaid under such Section 5.03;

                  (c) Deposits or pledges of cash or securities in the ordinary course of business to secure (i) workmen's compensation, unemployment insurance or other social security obligations, (ii) performance of bids, tenders, trade contracts (other than for payment of money) or leases, (iii) performance, indemnity, stay, surety or appeal bonds, or
         (iv) other obligations of a like nature incurred in the ordinary course of business;

                  (d) Judgment liens fully bonded or stayed pending appeal;

                  (e) Liens by the Borrower or a Subsidiary of the Borrower on property securing all or part of the purchase price thereof and Liens (whether or not assumed) existing on property at the time of purchase thereof by the Borrower or a Subsidiary of the Borrower, provided, that:

                             (i) such Lien is created before or substantially
                  simultaneously with the purchase of such property in the ordinary course of business by the Borrower or such Subsidiary (or is a Lien securing successor obligations incurred to extend or refinance predecessor obligations allowed under this
                  Section 6.03(e), provided, that in each case the successor obligation is an obligation of the same Person subject to the predecessor obligation, is not greater than (and is not otherwise on terms less advantageous than) the predecessor obligation, and the Lien securing the successor obligation does not extend to any property other than that subject to the Lien securing the predecessor obligation);

                             (ii) such Lien is confined solely to the property
                  so purchased, improvements thereto and proceeds thereof;

                             (iii) the aggregate amount secured by all such
                  Liens on any particular property at the time purchased by the Borrower or such Subsidiary, as the case may be, shall not exceed the lesser of the purchase price of such property or the Fair Market Value of such property at the time of purchase thereof ("purchase price" for this purpose including the amount secured by each such Lien thereon whether or not assumed); and

                             (iv) the obligation secured by such Lien is
                  permitted to be incurred under this Agreement;

                  (f) Liens existing on the date of this Agreement securing Indebtedness existing on the date of this Agreement and listed on
         Schedule 6.03 (or any Lien securing successor Indebtedness incurred to extend or refinance predecessor Indebtedness allowed under this Section 6.03(f), provided that in each case the successor Indebtedness is an obligation of the same Person subject to the predecessor Indebtedness, is not greater than (and is not otherwise on terms materially less advantageous than) the predecessor Indebtedness, and the Lien securing the successor Indebtedness does not extend to any property other than that subject to the Lien securing the predecessor Indebtedness);

                  (g) Rights reserved to the lessor under any capital lease obligation permitted to be incurred under this Agreement;

                  (h) Provisions in agreements governing Indebtedness of Foreign Subsidiaries (or of domestic Subsidiaries relating to borrowings by foreign divisions thereof), and in guaranties of such Indebtedness by the Borrower or other Subsidiaries permitted under this Agreement, whereby the Borrower or a Subsidiary (i) has agreed, upon demand by the lender of such Indebtedness, either to grant Liens on its property to secure such Indebtedness or guaranty or to pay or cause to be paid such Indebtedness, or (ii) has granted Liens on property in the possession of the lender of such Indebtedness from time to time to secure such Indebtedness or guaranty; provided, that this clause (h) shall not permit the Borrower or any Subsidiary (x) actually to grant any Lien pursuant to the foregoing clause (h)(i), or (y) actually to permit any Lien to attach to any property described in the foregoing clause
         (h)(ii), except, under the foregoing clause (h)(ii), freely transferable deposits maintained with such lender and other cash equivalent items deposited with such lender in the ordinary course of the Borrower's or such Subsidiary's cash management operations and not for the purpose of securing obligations owed to such lender; and

                  (i) Liens in favor of the United States Government which arise in the ordinary course of business resulting from progress payments or partial payments under United States Government contracts or subcontracts thereunder;

                  (j) Liens securing repayment of obligations under the Existing Credit Facility if, and only if, the Obligations under this Agreement are equally and ratably secured by all such Liens pursuant to security documentation in form reasonably satisfactory to the Administrative Agent, which documentation provides, among other things, that such Liens are granted for the ratable benefit of both the Lenders and the Administrative Agent hereunder and the lenders and the agent under the Existing Credit Facility, and that directions to the Collateral Agent thereunder with respect to the exercise of remedies may be given by lenders holding more than 50% of the aggregate outstanding principal amount of obligations under this Agreement and the Existing Credit Facility at the relevant time;

                  (k) Zoning restrictions, easements, minor restrictions on the use of real property, minor irregularities in title thereto and other minor Liens that do not secure the payment of money or the performance of an obligation and that do not in the aggregate materially detract from the value of a property or asset to, or materially impair its use in the business of, the Borrower and its Subsidiaries taken as a whole;

                  (l) Liens (contingent or otherwise) customarily granted in connection with an Asset Securitization Program; and

                  (m) Other Liens securing Indebtedness in an aggregate principal amount at any time outstanding not in excess of $10,000,000.

                  6.04 MERGERS, ETC. The Borrower shall not, and shall not permit any Subsidiary which is a Loan Party to, directly or indirectly, merge with or into or consolidate with any other Person, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except for the following: (a) the Borrower may merge with another Person so long as the Borrower is the surviving corporation, and

(b) a Subsidiary which is a Loan Party may merge with the Borrower so long as the Borrower is the surviving corporation, or may merge with another Person so long as such Subsidiary is the surviving corporation.

                  6.05 DISPOSITIONS OF PROPERTIES. The Borrower and its consolidated Subsidiaries taken as a whole, shall not convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of their property, business or assets. Any sale, conveyance, lease, transfer, abandonment or other disposition of, voluntarily or involuntarily, directly or indirectly, any property of the Borrower or any Subsidiary of the Borrower, now existing or hereafter acquired, may be subject to Section 2.07(b)(ii).

                  6.06 DEALINGS WITH AFFILIATES. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, enter into or carry out any transaction with (including, without limitation, purchase or lease property or services from, sell or lease property or services to, loan or advance to, or enter into, permit to remain in existence or amend any contract, agreement or arrangement with) any Affiliate of the Borrower, directly or indirectly, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except transactions on an arm's length basis on terms no less favorable in any material respect to the Borrower or such Subsidiary than could have been obtained from a third party who was not an Affiliate, except transactions wherein the Affiliate in question is the Borrower, Distribution, Hertel or a wholly-owned Subsidiary of any of the foregoing.

                  6.07 OTHER RESTRICTIONS ON LIENS, DIVIDEND RESTRICTIONS ON SUBSIDIARIES, ETC. The Borrower shall not, and shall not permit any Subsidiary to,

                  (x) enter into, become or remain subject to any agreement or instrument to which the Borrower or such Subsidiary is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound that would (i) prohibit, restrict or limit its ability to grant or continue in existence any Lien upon any of its properties (now owned or hereafter acquired), or
         (ii) prohibit, restrict or limit its ability to transfer or dispose of any of its properties (now owned or hereafter acquired), or require it to apply the proceeds of any such transfer disposition in a specified manner, or

                  (y) in the case of a Subsidiary of the Borrower, be or become subject to any restriction of any nature (whether arising by agreement, by its articles of incorporation, by-laws or other constitutional documents, or otherwise) on its right (i) to declare and pay Stock Payments or other distributions with respect to shares of capital stock or other equity interests owned by the Borrower or any Subsidiary of the Borrower, (ii) to pay any obligations from time to time owed to the Borrower or any Subsidiary of the Borrower, or (iii) to make loans to the Borrower or any Subsidiary of the Borrower, except:

                  (a) restrictions under the Loan Documents,

                  (b) restrictions contained in agreements governing Indebtedness as and to the extent in effect on the date of this Agreement;

                  (c) restrictions contained in agreements governing Indebtedness of a Foreign Subsidiary, provided, that such restriction applies only to such Foreign Subsidiary and its Subsidiaries;

                  (d) with respect to the foregoing clause (x), customary non-assignment provisions in leases (by the Borrower or such Subsidiary as lessee), licenses (by the Borrower or such Subsidiary as licensee) and executory contracts;

                  (e) with respect to the foregoing clause (x), restrictions on property subject to a Permitted Lien in favor of the holder of such Permitted Lien;

                  (f) customary restrictions imposed on Subsidiaries pursuant to an agreement for sale of all or substantially all of the equity interest in or assets of a Subsidiary; provided, that such restriction, by its terms, terminates on the earlier of the termination of such agreement or the consummation of such agreement, and is agreed to in good faith;

                  (g) with respect to the foregoing clause (x), restrictions relating to accounts or notes receivable or interests therein or any related collateral which are the subject of an Asset Securitization Program, and with respect to the foregoing clause (y), restrictions imposed on a Subsidiary of the Borrower serving as an Asset Securitization SPE;

                  (h) with respect to the foregoing clause (x), restrictions contained in the agreements governing any Indebtedness for borrowed money (whether incurred pursuant to a credit agreement, bonds, debentures, notes or otherwise) incurred after the date hereof, and not giving rise to any Potential Default or Event of Default, requiring that any Lien granted as security for the Obligations be granted on a pari passu basis with the obligations incurred pursuant to such Indebtedness; and

                  (i) restrictions of general applicability imposed by law.

                  6.08 OTHER RESTRICTIONS ON AMENDMENT OF THE LOAN DOCUMENTS, ETC. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, enter into, become or remain subject to any agreement or instrument to which the Borrower or such Subsidiary is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound that would prohibit or require the consent of any Person to any amendment, modification or supplement to any of the Loan Documents, except for the Loan Documents.

                  6.09 FISCAL YEAR. The Borrower shall maintain a fiscal year beginning on each July 1 and ending on the following June 30, divided into fiscal quarters ending on the last day of each March, June, September and December.


                                   ARTICLE VII

                                    DEFAULTS

                  7.01 EVENTS OF DEFAULT. An "Event of Default" shall mean the occurrence or existence of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by Law):

                  (a) The Borrower shall fail to pay when due principal of any Loan and such failure shall have continued for two Business Days;

                  (b) (i) The Borrower shall fail to pay when due interest on any Loan or any Commitment Fees and such failure shall have continued for a period of three Business Days or (ii) any Loan Party shall fail to pay when due any other amount due under any Loan Document and such failure shall have continued for a period of five Business Days;

                  (c) Any representation or warranty made or deemed made by any Loan Party in or pursuant to any Loan Document or any transaction contemplated hereby or thereby, or any statement made by any Loan Party in any financial statement, certificate, report, exhibit or document furnished by any Loan Party to any Lender Party pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby, shall prove to have been false or misleading in any material respect as of the time when made or deemed made (including by omission of material information necessary to make such representation, warranty or statement not misleading);

                  (d) The Borrower shall default in the performance or observance of any covenant contained in Article VI or any of the covenants contained in Sections 2.07, 5.01(f)(i), 5.09, 5.10 or 5.12;

                  (e) Any Loan Party shall default in the performance or observance of any other covenant, agreement or duty under this Agreement or any other Loan Document and (i) in the case of a default under Section 5.01(a), 5.01(b) or 5.01(c), such default shall have continued for a period of 10 days, and (ii) in the case of any other default, such default shall have continued for a period of 30 days;

                  (f) (A) The Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or
         (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity (or in the case of a swap agreement or any other hedging or derivatives obligation, to cause such transaction to be subject to early termination) or (B) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof or (C) any event or condition shall occur which gives any holder the right to put any Equity Hybrid Security to the issuing trust or the Borrower (other than a put in accordance with clause (i) of the definition of "Equity Hybrid Security"); provided that it shall not constitute an Event of Default pursuant to clause (A), (B) or (C) of this Section 7.01(f) unless the outstanding principal amount of any one issue (or series of related issues) of such Indebtedness referred to in clauses (A) and (B) above (or the early termination payment in the case of a swap agreement or any other hedging or derivative obligation referred to in clause (A) above, or the aggregate outstanding principal or face amount of any Equity Hybrid Security (or set of related Equity Hybrid Securities) referred to in clause (C) above) exceeds $10,000,000 (or the equivalent thereof in any currency);

                  (g)(i) One or more judgments for the payment of money shall have been entered against the Borrower or any Subsidiary of the Borrower, which judgment or judgments exceed $25,000,000 in the aggregate, and such judgment or judgments shall have remained undischarged and unstayed for a period of 45 consecutive days, or (ii) one or more writs or warrants of attachment, garnishment, execution, distraint or similar process exceeding in value the aggregate amount of $25,000,000 shall have been issued against the Borrower or any Subsidiary or any of their respective properties and shall have remained undischarged and unstayed for a period of 45 consecutive days;

                  (h) Any Governmental Action now or hereafter made by or with any Governmental Authority in connection with any Loan Document is not obtained or shall have ceased to be in full force and effect or shall have been modified or amended or shall have been held to be illegal or invalid, and such event or condition has or could reasonably be expected to have a Material Adverse Effect;

                  (i) Any Lien created or purported to be created for the benefit of the Lenders and securing the Obligations shall fail to be a valid, enforceable and perfected Lien for the benefit of the Lenders securing the Obligations, having the priority required by the Loan Documents;

                  (j) Any Loan Document shall cease to be in full force and effect (except in accordance with the express terms of such Loan Document), or any Loan Party shall, or shall purport to, terminate (except in accordance with the terms of such Loan Document), repudiate, declare voidable or void or otherwise contest, any Loan Document or term or provision thereof or any obligation or liability of such Loan Party thereunder;

                  (k) Any one or more Pension-Related Events referred to in subsection (b) or (e) of the definition of "Pension-Related Event" shall have occurred; or any one or more other Pension-Related Events shall have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (l)(i) Any Person or group (as such term is used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) shall have become the direct or indirect beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 30% or more of any class of voting securities of the Borrower, or (ii) a majority of the Board of Directors of the Borrower shall be comprised of Persons each of whom was not nominated and recommended for such position by, or elected to such position by, a majority of the then-incumbent Board of Directors of the Borrower;

                  (m) A proceeding shall have been instituted in respect of the Borrower or any Subsidiary of the Borrower

                           (i) seeking to have an order for relief entered in
                  respect of such Person, or seeking a declaration or entailing a finding that such Person is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, administration, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such Person, its assets or its debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities (other than as permitted by Section 5.04 with respect to a Subsidiary) or any other similar Law now or hereafter in effect, or

                           (ii) seeking appointment of a receiver,
                  administrative receiver, trustee, liquidator, assignee, sequestrator or other custodian for such Person or for all or any substantial part of its property and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of 60 consecutive days;

                  (n) The Borrower or any Significant Subsidiary of the Borrower shall not be Solvent; shall fail to pay, become unable to pay, or state that it is or will be unable to pay, its debts as they become due; shall voluntarily suspend transaction of its business; shall make a general assignment for the benefit of creditors; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(m)(i), or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such order for relief, declaration, finding or relief described therein; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(m)(ii), or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such appointment or to the taking of possession by any such custodian of all or any substantial part of its or his property; shall (except as permitted by Section 5.04 with respect to a Subsidiary) dissolve, wind-up, go into administration or revoke or forfeit its articles of incorporation (or other constitutional documents); or shall take any action in furtherance of any of the foregoing; or

                  (o) the Subsidiary Guaranty or any provision thereof, shall cease to be in full force or effect as to any Subsidiary Guarantor (unless such guarantor is no longer a Subsidiary by virtue of a liquidation, sale, merger or consolidation permitted by this Agreement) or any Subsidiary Guarantor (or Person acting by or on behalf of such guarantor) shall deny or disaffirm such guarantor's obligations under the Subsidiary Guaranty, or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiary Guaranty beyond any grace period (if any) provided therefor.

                  7.02 CONSEQUENCES OF AN EVENT OF DEFAULT.

                  (a) GENERAL. If (x) an Event of Default specified in subsections (a) through (l) of Section 7.01 shall have occurred and be continuing or exist, or (y) an Event of Default specified in Section (m) or (n) of Section 7.01 shall have occurred and be continuing or exist with respect to a Subsidiary of the Borrower, then, in addition to all other rights and remedies any Lender Party may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Lenders shall be under no further obligation to make Loans and the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, from time to time do any or all of the following:

                  (i) Declare the Commitments terminated, whereupon the Commitments will terminate and any fees hereunder shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue; and

                  (ii) Declare the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                  (b) BANKRUPTCY AND CERTAIN OTHER EVENTS. If an Event of Default specified in subsection (m) or (n) of Section 7.01 shall have occurred and be continuing or exist with respect to the Borrower, then, in addition to all other rights and remedies which any Lender Party may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Commitments shall automatically terminate and the Lenders shall be under no further obligation to make Loans and the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                  7.03 APPLICATION OF PROCEEDS. After the occurrence of an
Event of Default and acceleration of the Loans, all payments received on account of Obligations shall be applied by the Administrative Agent to payment of the Obligations in the following order:

                  First, to payment of that portion of the Obligations constituting fees, indemnities and other amounts due to the Administrative Agent in its capacity as such;

                  Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on Loans and accrued and unpaid Commitment Fees, ratably amongst the Lenders in proportion to the respective amounts described in this clause "Second" due to them;

                  Third, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably amongst the Lenders in proportion to the respective amounts described in this clause "Third" due to them;

                  Fourth, to payment of all other Obligations, ratably amongst the Lender Parties in proportion to the respective amounts described in this clause "Fourth" due to them; and

                  Finally, the balance, if any, after all of the Obligations have been indefeasibly paid in full in cash and all Commitments have terminated to the Borrower or as otherwise required by law.


                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

                  8.01 APPOINTMENT. Each Lender Party hereby irrevocably appoints Deutsche Bank AG, New York Branch to act as Administrative Agent for the Lender Parties under this Agreement and the other Loan Documents. Each Lender Party hereby irrevocably authorizes the Administrative Agent to take such action on behalf of the Lender Parties under the provisions of this Agreement and the other Loan Documents, and to exercise such powers and to perform such duties, as are expressly delegated to or required of the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. Deutsche Bank AG, New York Branch hereby agrees to act as Administrative Agent on behalf of the Lender Parties on the terms and conditions set forth in this Agreement and the other Loan Documents, subject to its right to resign as provided herein. Each Lender Party hereby irrevocably authorizes the Administrative Agent to execute and deliver each of the Loan Documents and to accept delivery of such of the other Loan Documents as may not require execution by the Administrative Agent. Each Lender Party hereby agrees that the rights and remedies granted to the Administrative Agent under the Loan Documents shall be exercised exclusively by the Administrative Agent, and that no Lender Party shall have any right individually to exercise any such right or remedy, except to the extent, if any, expressly provided herein or therein.

                  8.02 GENERAL NATURE OF ADMINISTRATIVE AGENT'S DUTIES.

                  (a) NO IMPLIED DUTIES. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and no implied duties or responsibilities on the part of the Administrative Agent shall be read into this Agreement or any Loan Document or shall otherwise exist.

                  (b) NOT A FIDUCIARY. The duties and responsibilities of the Administrative Agent under this Agreement and the other Loan Documents shall be mechanical and administrative in nature, and the Administrative Agent shall not have a fiduciary relationship in respect of any Lender Party.

                  (c) ADMINISTRATIVE AGENT OF LENDER PARTIES. The Administrative Agent is and shall be solely the Administrative Agent of the Lender Parties. The Administrative Agent does not assume, and shall not at any time be deemed to have, any relationship of agency or trust with or for, or any other duty or responsibility to, the Borrower or any Person other than the Lender Parties. The provisions of this Article VIII are for the benefit of the Lender Parties (and the other Persons named in Section 8.07), and the Borrower shall not have any rights under any of the provisions of this Article VIII.

                  (d) NO OBLIGATION TO TAKE ACTION. The Administrative Agent shall be under no obligation to take any action hereunder or under any other Loan Document if the Administrative Agent believes in good faith that taking such action may conflict with any Law or any provision of this Agreement or any other Loan Document, or may require the Administrative Agent to qualify to do business in any jurisdiction where it is not then so qualified.

                  8.03 EXERCISE OF POWERS. Subject to the other provisions of this Agreement and the other Loan Documents, the Administrative Agent shall take any action of the type specified in this Agreement or any other Loan Document as being within the Administrative Agent's rights, powers or discretion in accordance with directions from the Required Lenders (or, to the extent this Agreement or such Loan Document expressly requires the direction or consent of some other Person or set of Persons, then instead in accordance with the directions of such other Person or set of Persons). In the absence of such directions, the Administrative Agent shall have the authority (but under no circumstances shall be obligated), in its sole discretion, to take any such action, except to the extent this Agreement or such Loan Document expressly requires the direction or consent of the Required Lenders (or some other Person or set of Persons), in which case the Administrative Agent shall not take such action absent such direction or consent. Any action or inaction pursuant to such direction, discretion or consent shall be binding on all the Lender Parties. The Administrative Agent shall not have any liability to any Person as a result of
(x) the Administrative Agent acting or refraining from acting in accordance with the directions of the Required Lenders (or other applicable Person or set of Persons), (y) the Administrative Agent refraining from acting in the absence of instructions to act from the Required Lenders (or other applicable Person or set of Persons), whether or not the Administrative Agent has discretionary power to take such action, or (z) the Administrative Agent taking discretionary action it is authorized to take under this Section (subject, in the case of this clause
(z), to the provisions of Section 8.04(a)).

                  8.04 GENERAL EXCULPATORY PROVISIONS.

                  (a) GENERAL. The Administrative Agent shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Loan Document, unless caused by its own gross negligence or willful misconduct.

                  (b) ADMINISTRATIVE AGENT NOT RESPONSIBLE FOR LOAN DOCUMENTS, ETC. The Administrative Agent shall not be responsible for (i) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of this Agreement or any other Loan Document, (ii) any recital, representation, warranty, document, certificate, report or statement in, provided for in, or received under or in connection with, this Agreement or any other Loan Document,
(iii) any failure of the Borrower or any Lender to perform any of their respective obligations under this Agreement or any other Loan Document, (iv) the existence, validity, enforceability, perfection, recordation, priority, adequacy or value, now or hereafter, of any Lien or other direct or indirect security afforded or purported to be afforded by any of the Loan Documents or otherwise from time to time, or (v) caring for, protecting, insuring, or paying any taxes, charges or assessments with respect to any collateral.

                  (c) NO DUTY OF INQUIRY. The Administrative Agent shall not be under any obligation to ascertain, inquire or give any notice relating to (i) the performance or observance of any of the terms or conditions of this Agreement or any other Loan Document on the part of the Borrower, (ii) the business, operations, condition (financial or other) or prospects of the Borrower or any other Person, or (iii) except to the extent set forth in Section 8.05(f), the existence of any Event of Default or Potential Default.

                  (d) NOTICES. The Administrative Agent shall not be under any obligation, either initially or on a continuing basis, to provide any Lender Party with any notices, reports or information of any nature, whether in its possession presently or hereafter, except for such notices, reports and other information expressly required by this Agreement or any other Loan Document to be furnished by the Administrative Agent to such Lender Party.

                  8.05 ADMINISTRATION BY THE ADMINISTRATIVE AGENT.

                  (a) RELIANCE ON NOTICES. The Administrative Agent may rely upon any notice or other communication of any nature (written or oral, including but not limited to telephone conversations, whether or not such notice or other communication is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the proper party or parties, and the Administrative Agent shall not have any duty to verify the identity or authority of any Person giving such notice or other communication.

                  (b) CONSULTATION. The Administrative Agent may consult with legal counsel (including, without limitation, in-house counsel for the Administrative Agent or in-house or other counsel for the Borrower), independent public accountants and any other experts selected by it from time to time, and the Administrative Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

                  (c) RELIANCE ON CERTIFICATES, ETC. The Administrative Agent may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Administrative Agent in accordance with the requirements of this Agreement or any other Loan Document. Whenever the Administrative Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Borrower or any Lender Party, such matter may be established by a certificate of the Borrower or such Lender Party, as the case may be, and the Administrative Agent may conclusively rely upon such certificate (unless other evidence with respect to such matter is specifically prescribed in this Agreement or another Loan Document).

                  (d) INDEMNITY. The Administrative Agent may fail or refuse to take any action unless it shall be indemnified to its satisfaction from time to time against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against the Administrative Agent by reason of taking or continuing to take any such action.

                  (e) PERFORMANCE THROUGH ADMINISTRATIVE AGENTS. The Administrative Agent may perform any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in fact selected by it with reasonable care.

                  (f) NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have any knowledge or notice of the occurrence of any Event of Default or Potential Default unless the Administrative Agent has received notice from a Lender Party or the Borrower referring to this Agreement, describing such Event of Default or Potential Default, and stating that such notice is a "notice of default." If the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to each Lender.

                  8.06 LENDERS NOT RELYING ON ADMINISTRATIVE AGENT OR OTHER LENDERS. Each Lender Party hereby acknowledges as follows: (a) Neither the Administrative Agent nor any other Lender Party has made any representations or warranties to it, and no act taken hereafter by the Administrative Agent or any other Lender Party shall be deemed to constitute any representation or warranty by the Administrative Agent or such other Lender Party to it. (b) It has, independently and without reliance upon the Administrative Agent or any other Lender Party, and based upon such documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the other Loan Documents. (c) It will, independently and without reliance upon the Administrative Agent or any other Lender Party, and based upon such documents and information as it shall deem appropriate at the time, make its own decisions to take or not take action under or in connection with this Agreement and the other Loan Documents.

                  8.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT BY LENDERS. Each Lender hereby agrees to reimburse and indemnify the Administrative Agent and its directors, officers, employees and agents (to the extent not reimbursed by the Borrower and without limitation of the obligations of the Borrower to do so), Pro Rata, from and against any and all amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature (including, without limitation, the fees and disbursements of counsel for the Administrative Agent or such other Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Administrative Agent or such other Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrative Agent or such other Person as a result of, or arising out of, or in any way related to or by reason of, this Agreement, any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed in whole or in part or directly or indirectly with the proceeds of any Loan; provided, that no Lender shall be liable for any portion of such amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or such other Person.

                  8.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its Commitments and the Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement and each other Loan Document as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender," "holders of Notes" and like terms shall include the Administrative Agent in its individual capacity as such. The Administrative Agent and its affiliates may, without liability to account, make loans to, accept deposits from, acquire debt or equity interests in, enter into derivatives transactions with, act as trustee under indentures of, and engage in any other business or transaction with, the Borrower or any stockholder, subsidiary or affiliate of the Borrower, as though the Administrative Agent were not the Administrative Agent hereunder.

                  8.09 HOLDERS OF NOTES. The Administrative Agent may deem and treat the Lender which is payee of a Note as the owner and holder of such Note for all purposes hereof unless and until a Transfer Supplement with respect to the assignment or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 9.14. Any authority, direction or consent of any Person who at the time of giving such authority, direction or consent is shown in the Register as being a Lender shall be conclusive and binding on each present and subsequent holder, transferee or assignee of any Note or Notes payable to such Lender or of any Note or Notes issued in exchange therefor.

                  8.10 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving 45 days' prior written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed by the Required Lenders at any time by giving 10 days' prior written notice thereof to the Administrative Agent, the other Lenders and the Borrower. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent (subject to the Borrower's consent, which will not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed and consented to, and shall have accepted such appointment, within 30 days after such notice of resignation or removal, then the retiring Administrative Agent may (but shall not be required to) appoint a successor Administrative Agent. Each successor Administrative Agent shall be a commercial bank or trust company organized under the laws of the United States of America or any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance by a successor Administrative Agent of its appointment as Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former Administrative Agent in its capacity as such, without further act, deed or conveyance. Upon the effective date of resignation or removal of a retiring Administrative Agent, such Administrative Agent shall be discharged from its duties as such under this Agreement and the other Loan Documents, but the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted by it while it was Administrative Agent under this Agreement. If and so long as no successor Administrative Agent shall have been appointed, then any notice or other communication required or permitted to be given by the Administrative Agent shall be sufficiently given if given by the Required Lenders, all notices or other communications required or permitted to be given to the Administrative Agent shall be given to each Lender, and all payments to be made to the Administrative Agent shall be made directly to the Borrower or Lender Party for whose account such payment is made.

                  8.11 CALCULATIONS. The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender Party to whom payment was due but not made shall be to recover from the other Lender Parties any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrower, to recover such amount from the Borrower.

                  8.12 ADMINISTRATIVE AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent, for its individual account, such fees as have been separately agreed to between the Administrative Agent and the Borrower.

                  8.13 FUNDING BY ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified in writing by any Lender not later than the close of business on the day before the day on which a Loan is requested by the Borrower to be made that such Lender will not make such Loan, the Administrative Agent may assume that such Lender will make such Loan, and in reliance upon such assumption the Administrative Agent may (but in no circumstances shall be required to) make available to the Borrower a corresponding amount. If and to the extent that any Lender fails to make such payment to the Administrative Agent on such date, such Lender shall pay such amount on demand (or, if such Lender fails to pay such amount on demand, the Borrower shall pay such amount on demand), together with interest, for the Administrative Agent's own account, for each day from and including the date of the Administrative Agent's payment to and including the date of repayment to the Administrative Agent (before and after judgment) at the following rates per annum: (x) for each day from and including the date of such payment by the Administrative Agent to and including the second Business Day thereafter, at the Federal Funds Effective Rate for such day, and (y) for each day thereafter, at the rate applicable to such Loans for such day. If a Lender shall repay to the Administrative Agent the amount made available by the Administrative Agent to the Borrower, such amount so repaid shall thereafter constitute a Loan by such Lender for purposes of this Agreement. All payments to the Administrative Agent under this Section shall be made to the Administrative Agent at its Office in Euros in funds immediately available at such Office, without set-off, withholding, counterclaim or other deduction of any nature.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  9.01 HOLIDAYS. Except as otherwise expressly provided herein or therein, whenever any payment or action to be made or taken hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  9.02 RECORDS. The unpaid principal amount of the Loans owing to each Lender, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, each Lender's Committed Amount and the accrued and unpaid fees owing to each Lender Party shall at all times be ascertained from the records of the Administrative Agent, which shall be conclusive absent manifest error.

                  9.03 AMENDMENTS AND WAIVERS. The Administrative Agent and the Borrower may from time to time amend, modify or supplement the provisions of this Agreement or any other Loan Document for the purpose of amending, adding to, or waiving any provisions or changing in any manner the rights and duties of the Borrower or any Lender Party. Any such amendment, modification or supplement made by the Borrower and the Administrative Agent in accordance with the provisions of this Section 9.03 shall be binding upon the Borrower and each Lender Party. The Administrative Agent shall enter into such amendments, modifications or supplements from time to time as directed by the Required Lenders, and only as so directed, provided, that no such amendment, modification or supplement may be made which will:

                  (a) Increase the Committed Amount of any Lender over the amount thereof then in effect without the written consent of each Lender affected thereby, or extend the Maturity Date without the written consent of each Lender;

                  (b) Reduce the principal amount of or extend the time for any scheduled payment of principal of any Loan without the written consent of each Lender affected thereby, or reduce the rate of interest or extend the time for payment of interest borne by any Loan (other than as a result of waiving the applicability of any increase in interest rates applicable to overdue amounts), or extend the time for payment of or reduce the amount of any Commitment Fee, without the written consent of each Lender affected thereby;

                  (c) Change the definition of "Required Lenders" or "Supermajority Lenders", or amend this Section 9.03, without the written consent of each Lender;

                  (d) Amend or waive any of the provisions of Article VIII, or impose additional duties upon the Administrative Agent, or otherwise affect the rights, interests or obligations of the Administrative Agent, without the written consent of the Administrative Agent;

                  (e) Alter the priority of distributions set forth in
         Section 7.03, without the written consent of each Lender affected thereby; or

                  (f) Release or terminate the Subsidiary Guaranty, without the written consent of the Supermajority Lenders;

and provided further, that Transfer Supplements may be entered into in the manner provided in Section 9.14. Any such amendment, modification or supplement must be in writing, manually signed by or on behalf of the Borrower and the Lender Party which is party thereto, and shall be effective only to the extent set forth in such writing. Any Event of Default or Potential Default waived or consented to in any such amendment, modification or supplement shall be deemed to be cured and not continuing to the extent and for the period set forth in such waiver or consent, but no such waiver or consent shall extend to any other or subsequent Event of Default or Potential Default or impair any right consequent thereto.

                  9.04 NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of any Lender Party in exercising any right, power or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Lender Parties under this Agreement and any other Loan Document are cumulative and not exclusive of any rights or remedies which any of them would otherwise have hereunder or thereunder, at law, in equity or otherwise.

                  9.05 NOTICES.

                  (a) GENERAL. Except to the extent otherwise expressly permitted hereunder or thereunder, all notices, requests, demands, directions and other communications (collectively "notices") to the Borrower or any Lender Party under this Agreement or any Loan Document shall be in writing (including telexes and facsimile transmission) and shall be sent by first-class mail, or by nationally-recognized overnight courier, or by telex or facsimile transmission (with confirmation in writing mailed first-class or sent by such an overnight courier), or by personal delivery. All notices shall be sent to the applicable party (x) in the case of the Borrower or the Administrative Agent, at the address stated on the signature pages hereof, (y) in the case of any Lender, at its address set forth in its Administrative Questionnaire, or (z) in the case of any party, at such address as it may specify for the purpose by notice to the Administrative Agent and the Borrower. Any such properly given notice shall be effective when received.

                  (b) COPIES TO ADMINISTRATIVE AGENT. Any Lender giving any notice to the Borrower or any other party to a Loan Document shall simultaneously send a copy thereof to the Administrative Agent.

                  (c) RELIANCE. Each Lender Party may rely on any notice (whether or not such notice is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the Borrower, and no Lender Party shall have any duty to verify the identity or authority of any Person giving such notice.

                  9.06 EXPENSES; INDEMNITY.

                  (a) EXPENSES. The Borrower agrees to pay or cause to be paid and to save each Lender Party harmless against liability for the payment of all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and expenses of outside counsel, including local counsel, auditors, and all other professional, accounting, evaluation and consulting costs) from time to time arising from or relating to (i) in the case of the Administrative Agent, the negotiation, preparation, execution, delivery and syndication of this Agreement and the other Loan Documents, (ii) in the case of the Administrative Agent, administration and performance of this Agreement and the other Loan Documents, and any requested amendments, modifications, supplements, waivers or consents (whether or not ultimately entered into or granted) to this Agreement or any Loan Document, and (iii) in the case of each Lender Party, the enforcement or preservation of rights under this Agreement or any Loan Document (including but not limited to any such costs or expenses arising from or relating to (A) the creation, perfection or protection of any Lien on any collateral, (B) the protection, collection, lease, sale, taking possession of, preservation of, or realization on, any collateral, including without limitation advances for taxes, filing fees and the like, (C) collection or enforcement by any Lender Party of any outstanding Loan or any other amount owing hereunder or thereunder, and (D) any litigation, proceeding, dispute, work-out, restructuring or rescheduling related in any way to this Agreement or the Loan Documents, it being understood, however, that this clause (iii) shall not entitle a Lender to reimbursement of expenses incurred by such Lender in exercising rights under Section 5.01(g) unless an Event of Default or Potential Default has occurred and is continuing).

                  (b) INDEMNITY. The Borrower hereby agrees to reimburse and indemnify the Lender Parties, their respective affiliates, and the directors, officers, employees, attorneys and agents of each of the foregoing (the "Lender Indemnified Parties"), and each of them, and to hold each of them harmless from and against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of outside counsel for such Lender Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Lender Indemnified Party shall be designated a party thereto) that may at any time be imposed on, asserted against or incurred by such Lender Indemnified Party as a result of, or arising out of, or in any way related to or by reason of this Agreement or any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed or secured in whole or in part, directly or indirectly, with the proceeds of any Loan (and without in any way limiting the generality of the foregoing, including any grant of any Lien on collateral or any exercise by any Lender Party of any of its rights or remedies under this Agreement or any other Loan Document); but excluding any portion of such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting from the gross negligence or willful misconduct of such Lender Indemnified Party. If and to the extent that the foregoing obligations of the Borrower under this Section 9.06(b), or any other indemnification obligation of the Borrower hereunder or under any other Loan Document, are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

                  9.07 SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  9.08 PRIOR UNDERSTANDINGS. This Agreement and the other Loan Documents supersede all prior and contemporaneous understandings and agreements, whether written or oral, among the parties hereto and thereto relating to the transactions provided for herein and therein, including the commitment letter dated November 15, 2000; provided, however, that the Borrower's obligations to pay any agreed upon fees in respect of this Agreement and the financing represented hereby shall survive execution of this Agreement.

                  9.09 EFFECTIVENESS; DURATION; SURVIVAL.

                  (a) EFFECTIVENESS. This Agreement shall become effective on the date that the Administrative Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterparty shall not have been received, receipt by the Administrative Agent of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party.

                  (b) DURATION; SURVIVAL. All covenants and agreements of the Borrower contained in this Agreement shall continue in full force and effect from and after the date this Agreement becomes effective until all Commitments have terminated and all Obligations have been indefeasibly paid in full in cash. Without limitation, all obligations of the Borrower hereunder or under any other Loan Document to make payments to or indemnify any Lender Party or Lender Indemnified Party (including but not limited to obligations arising under Sections 2.10, 2.11 and 9.06) shall survive the payment in full of all other Obligations, termination of the Borrower's right to borrow hereunder, and all other events and conditions whatever. In addition, all obligations of each Lender to make payments to or indemnify the Administrative Agent and Persons related to the Administrative Agent (including but not limited to obligations arising under Section 8.07) shall survive the payment in full by the Borrower of all Obligations, termination of the Borrower's right to borrow hereunder, and all other events and conditions whatever. All representations and warranties of the Borrower contained herein or in any other Loan Document or made in connection herewith or therewith shall survive the making of, and shall not be waived by the execution and delivery, of this Agreement or any other Loan Document, any investigation by or knowledge of any Lender Party, the making of any Loan or any other event or condition whatever.

                  9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  9.11 LIMITATION ON PAYMENTS. The parties hereto intend to conform to all applicable Laws in effect from time to time limiting the maximum rate of interest that may be charged or collected. Accordingly, notwithstanding any other provision hereof or of any other Loan Document, the Borrower shall not be required to make any payment to or for the account of any Lender, and each Lender shall refund any payment made by the Borrower, to the extent that such requirement or such failure to refund would violate or conflict with nonwaivable provisions of applicable Laws limiting the maximum amount of interest which may be charged or collected by such Lender.

                  9.12 SET-OFF. The Borrower hereby agrees that if any Loan Obligation of the Borrower shall be due and payable (by acceleration or otherwise), each Lender Party shall have the right, without notice to the Borrower, to set-off against and to appropriate and apply to such Loan Obligation any obligation of any nature owing to the Borrower by such Lender Party, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, whether or not evidenced by a certificate of deposit) now or hereafter maintained by the Borrower with such Lender Party. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not such Lender Party or any other Person shall have given notice or made any demand to the Borrower or any other Person, whether such obligation owed to the Borrower is contingent, absolute, matured or unmatured (it being agreed that such Lender Party may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Lender Party or any other Person. The Borrower hereby agrees that, to the fullest extent permitted by law, any Participant and any branch, subsidiary or affiliate of any Lender Party or any Participant shall have the same rights of set-off as a Lender as provided in this Section 9.12 (regardless of whether such Participant, branch, subsidiary or affiliate would otherwise be deemed in privity with or a direct creditor of the Borrower). The rights provided by this Section 9.12 are in addition to all other rights of set-off and banker's lien and all other rights and remedies which any Lender Party (or any such Participant, branch, subsidiary or affiliate) may otherwise have under this Agreement, any other Loan Document, at law or in equity, or otherwise, and nothing in this Agreement or any Loan Document shall be deemed a waiver or prohibition of or restriction on the rights of set-off or bankers' lien of any such Person.

                  9.13 SHARING OF COLLECTIONS. The Lenders hereby agree among themselves that if any Lender shall receive (by voluntary payment, realization upon security, set-off or from any other source) any amount on account of the Loans, interest thereon, or any other Loan Obligation contemplated by this Agreement or the other Loan Documents to be made by the Borrower ratably to all Lenders in greater proportion than any such amount received by any other Lender, then the Lender receiving such proportionately greater payment shall notify each other Lender and the Administrative Agent of such receipt, and equitable adjustment will be made in the manner stated in this Section so that, in effect, all such excess amounts will be shared ratably among all of the Lenders. The Lender receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon the receipt of such excess amount) for cash from the other Lenders a participation in the applicable Obligations owed to such other Lenders in such amount as shall result in a ratable sharing by all Lenders of such excess amount (and to such extent the receiving Lender shall be a Participant). If all or any portion of such excess amount is thereafter recovered from the Lender making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law to be paid by the Lender making such purchase. The Borrower hereby consents to and confirms the foregoing arrangements. Each Participant shall be bound by this Section as fully as if it were a Lender hereunder.

                  9.14 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; ASSIGNMENTS.

                  (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights hereunder without the prior written consent of all the Lenders and the Administrative Agent, and any purported assignment or transfer without such consent shall be void.

                  (b) PARTICIPATIONS. Any Lender may, in the ordinary course of its business and in accordance with applicable Law, at any time sell participations to one or more commercial banks or other Persons (each a "Participant") in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it and any Note held by it); provided, that

                  (i) any such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged,

                  (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,

                  (iii) the parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents, and

                  (iv) such Participant shall, by accepting such Participation, be bound by the provisions of Section 9.13, and

                  (v) if such Participant is not already a Participant or a Lender, and if such Participation gives such Participant any voting rights (other than on matters described in clauses (a) through (f), inclusive, of Section 9.03), such Participation shall be subject to consent of the Administrative Agent and the Borrower pursuant to clause
         (i) of Section 9.14(c) as if such Participation were an assignment described therein.

The Borrower agrees that any such Participant shall be entitled to the benefits of Sections 2.10, 2.11, 9.06 and 9.12 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no such Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred.

                  (c) ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable Law, at any time assign all or a portion of its rights and obligations as Lender under this Agreement and the other Loan Documents (including, without limitation, all or any portion of its Commitments and Loans owing to it and any Note held by it) to any Lender or to one or more additional commercial banks or other Persons (each a "Purchasing Lender"); provided, that

                  (i) any such assignment to a Purchasing Lender which is not a Lender or an affiliate of the assigning Lender shall be made only with the consent of the Borrower and the Administrative Agent (in each case not to be unreasonably withheld or delayed);

                  (ii) if a Lender makes such an assignment of less than all of its then remaining rights and obligations under this Agreement and the other Loan Documents, such transferor Lender shall retain, after such assignment, a minimum principal amount of EUR 10,000,000 of the Commitments or Loans then outstanding, and after giving effect to such assignment the Purchasing Lender shall have a minimum aggregate principal amount of EUR 10,000,000 of the Commitments or Loans then outstanding;

                  (iii) each such assignment shall be of a constant, and not a varying, percentage of all of the Commitments and Loans of the transferor Lender, and of all of the transferor Lender's related rights and obligations under this Agreement and the other Loan Documents; and

                  (iv) each such assignment shall be made pursuant to a Transfer Supplement in substantially the form of Exhibit B to this Agreement, duly completed (a "Transfer Supplement").

In order to effect any such assignment, the transferor Lender and the Purchasing Lender shall execute and deliver to the Administrative Agent a duly completed Transfer Supplement (including any consents required by the foregoing clause
(i)), together with any Note or Notes subject to such assignment, and a processing and recording fee of $3,500; and, upon receipt thereof, the Administrative Agent shall accept such Transfer Supplement. Upon receipt of the Purchase Price Receipt Notice referred to in such Transfer Supplement, the Administrative Agent shall record such acceptance in the Register. Upon such execution, delivery, acceptance and recording, from and after the close of business at the Administrative Agent's Office on the Transfer Effective Date specified in such Transfer Supplement

                  (x) the Purchasing Lender shall be a party hereto and, to the extent provided in such Transfer Supplement, shall have the rights and obligations of a Lender hereunder, and

                  (y) the transferor Lender thereunder shall be released from its obligations under this Agreement to the extent so transferred (and, in the case of an Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party to this Agreement) from and after the Transfer Effective Date.

On or prior to the Transfer Effective Date specified in a Transfer Supplement, the Borrower, at its expense, shall execute and deliver to the Administrative Agent (for delivery to the Purchasing Lender) new Notes evidencing such Purchasing Lender's assigned Commitments and Loans and (for delivery to the transferor Lender) replacement Notes evidencing the Commitments and Loans retained by the transferor Lender (such Notes to be in exchange for, but not in payment of, those Notes then held by such transferor Lender). Each such Note shall be dated the date and be substantially in the form of the predecessor Note. The Administrative Agent shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest and accrued fees shall be paid to the Purchasing Lender at the same time or times provided in the predecessor Notes and this Agreement.

                  (d) REGISTER. The Administrative Agent shall maintain at its office a copy of each Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive absent manifest error and the Borrower and each Lender Party may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of the Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) FINANCIAL AND OTHER INFORMATION. Subject to Section 9.15, the Borrower authorizes the Administrative Agent and each Lender to disclose to any Participant or Purchasing Lender, or prospective Participant or Purchasing Lender, any and all financial and other information delivered to, received by, or otherwise in the possession of, such Person from time to time relating to the Borrower, its Subsidiaries and affiliates, or the matters contemplated by the Loan Documents. At the request of any Lender, the Borrower, at the Borrower's expense, shall provide to each prospective transferee the conformed copies of documents referred to in Section 4 of the form of Transfer Supplement.

                  (f) SYNDICATION. The Borrower shall, at the reasonable request of the Administrative Agent from time to time, at the Borrower's expense, use all reasonable efforts to cooperate with their respective syndication efforts, including, without limitation, (i) providing information packages from time to time for delivery to prospective Participants and Purchasing Lenders, at Borrower's expense, and (ii) causing appropriate officers, representatives and experts to meet with prospective Participants and Purchasing Lenders from time to time as reasonably requested by the Administrative Agent.

                  (g) ASSIGNMENTS TO FEDERAL RESERVE BANK. Any Lender may at any time assign all or any portion of its rights under this Agreement, including without limitation any Loans owing to it and any Note held by it, to a Federal Reserve Bank. No such assignment shall relieve the transferor Lender from any of its obligations hereunder.

                  9.15 CONFIDENTIALITY. Each Lender Party agrees to take reasonable precautions to maintain the confidentiality of information designated in writing by the Borrower as confidential and provided to it by the Borrower in connection with this Agreement; provided, that any Lender Party may disclose such information (i) at the request of any bank regulatory authority or other Governmental Authority or in connection with an examination of such Lender Party by any such Governmental Authority, (ii) pursuant to subpoena or other court process, (iii) to the extent such Lender Party is required (or believes in good faith, following receipt of advice of counsel, that it is required) to do so in accordance with any applicable Law, (iv) to such Lender Party's Affiliates, independent auditors and other professional advisors, (v) in connection with the enforcement of any of such Lender Party's rights under or in connection with any Loan Document, (vi) to the extent that such information becomes publicly available other than by breach of this Agreement, or becomes available to such Lender Party on a non-confidential basis from a source other than the Borrower,
(vii) to any other Lender Party, and (viii) to any actual or potential Participant or Purchasing Lender; so long as, in the case of clauses (iv), (vii) and (viii), such Person has been notified that, by receiving any such confidential information, it is subject to the foregoing confidentiality requirements to the same extent as such Lender Party.

                  9.16 PAYMENT OF OBLIGATIONS IN EUROS. The obligation of the Borrower to make payment in Euros of the principal of and interest on the Note and any other amounts due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Euros, except to the extent such tender or recovery shall result in the actual receipt by the Administrative Agent at its Office on behalf of the Lenders or holders of the Notes of the full amount of Euros expressed to be payable in respect of the principal of and interest on the Notes and all other amounts due hereunder. The obligation of the Borrower to make payments in Euros shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Euros of the amount, if any, by which such actual receipt shall fall short of the full amount of Euros expressed to be payable in respect of the principal of and interest on the Note and any other amounts due hereunder, and shall not be affected by judgment being obtained for any other sums due under this Agreement or the Notes.

                  9.17 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
                       JURY TRIAL; LIMITATION OF LIABILITY.

                  (a) GOVERNING LAW. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS (EXCEPT TO THE EXTENT, IF ANY, OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS) SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

                  (b) CERTAIN WAIVERS. THE BORROWER HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

                  (I) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE CITY OF NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY LENDER PARTY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                  (II) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE BORROWER;

                  (III) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 9.05, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

                  (IV) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

                  (c) LIMITATION OF LIABILITY. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE BORROWER AGAINST ANY LENDER PARTY OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF ANY OF THEM FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY). THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

                                 KENNAMETAL INC.


                                 By  /s/ James E. Morrison
                                   ---------------------------------------
                                    Name:  James E. Morrison
                                    Title: Vice President and Treasurer

                                 Address for Notices:

                                    1600 Technology Way
                                    P.O. Box 231
                                    Latrobe, Pennsylvania 15650

                                    Attention: Treasurer

                                    Telephone: 412-539-5180
                                    Facsimile: 412-539-4668


This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as Administrative Agent

                                 By  /s/ Hans-Josef Thiele
                                   ---------------------------------------
                                    Name:  Hans-Josef Thiele
                                    Title: Director


                                 By  /s/ Joel Makowsky
                                   ---------------------------------------
                                    Name:  Joel Makowsky
                                    Title: Vice President

                                 Address for Notices:

                                 31 West 52nd Street
                                 New York, New York  10019
                                 Attn: Hans-Josef Thiele
                                 Telephone: (212) 469-8649
                                 Facsimile: (212) 469-2930



                                 DEUTSCHE BANK AG, NEW YORK BRANCH
                                   AND/OR CAYMAN ISLANDS BRANCH,
                                   as a Lender

                                 By  /s/ Hans-Josef Thiele
                                   ---------------------------------------
                                    Name:  Hans-Josef Thiele
                                    Title: Director


                                 By  /s/ Joel Makowsky
                                   ---------------------------------------
                                    Name:  Joel Makowsky
                                    Title: Vice President

                                 Address for Notices:

                                 31 West 52nd Street
                                 New York, New York  10019
                                 Attn: Hans-Josef Thiele
                                 Telephone: (212) 469-8649
                                 Facsimile: (212) 469-2930


This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 MELLON BANK, N.A.



                                 By  /s/ Robert J. Reichenbach
                                   ---------------------------------------
                                    Name:  Robert J. Reichenbach
                                    Title: Assistant Vice President



This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By  /s/ Lynn Konoz
                                   ---------------------------------------
                                    Name:  Lynn Konoz
                                    Title: Vice President




This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 BANK ONE, MICHIGAN



                                 By  /s/ Philip R. Medsger
                                   ---------------------------------------
                                    Name:  Philip R. Medsger
                                    Title: Vice President



This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 THE BANK OF NEW YORK



                                 By  /s/ Walter C. Parelli
                                   ---------------------------------------
                                    Name:  Walter C. Parelli
                                    Title: Vice President




This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                 By  /s/ M. R. Marron
                                   ---------------------------------------
                                    Name:  M. R. Marron
                                    Title: Vice President and Manager





This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 DAI-ICHI KANGYO BANK



                                 By  /s/ Robert Gallagher
                                   ---------------------------------------
                                    Name:  Robert Gallagher
                                    Title: Vice President



This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 BAYERISCHE HYPO- UND VEREINSBANK AG



                                 By  /s/ Alexander M. Blodi
                                   ---------------------------------------
                                    Name:  Alexander M. Blodi
                                    Title: Director


                                 By  /s/ Steven Atwell
                                   ---------------------------------------
                                    Name:  Steven Atwell
                                    Title: Director





This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                 KEYBANK NATIONAL ASSOCIATION



                                 By  /s/ Francis W. Lutz, Jr.
                                   ---------------------------------------
                                    Name:  Francis W. Lutz, Jr.
                                    Title: Portfolio Officer


This is a signature page to the Credit Agreement, dated on or about
December 20, 2000, by and among Kennametal Inc., as Borrower, the Lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.

                                                                   ANNEX A
                                                                      TO
                                                              CREDIT AGREEMENT

                            DEFINITIONS; CONSTRUCTION

                  1.01 CERTAIN DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, as used in this Agreement the following words and terms defined have the meanings given them below, unless the context of this Agreement otherwise clearly requires.

                  "Administrative Questionnaire" means, with respect to each Lender, a questionnaire in the form prepared by the Administrative Agent and submitted by such Lender to the Administrative Agent (with a copy for the Borrower), duly completed by such Lender.

                  "Affected Lender" shall have the meaning set forth in
         Section 2.03(e).

                  "Affiliate" of a Person ("X") shall mean any Person which directly or indirectly controls, or is controlled by, or is under common control with, X. For purposes of the preceding sentence, "control" of X means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of X, whether through the ownership of voting securities, by contract or otherwise.

                  "Applicable Margin" shall have the meaning set forth in
         Section 2.03(b).

                  "Asset Securitization Program" means a program of Asset Securitization Transfers each of which, at the time of such Asset Securitization Transfer, is either (i) to the Borrower or a consolidated Subsidiary of the Borrower or (ii) qualifies as a sale under GAAP for purposes of the consolidated financial statements of the Borrower.

                  "Asset Securitization SPE" means a limited-purpose Subsidiary of the Borrower which serves as a special purpose entity to which the Borrower or any Subsidiary of the Borrower from time to time makes Asset Securitization Transfers in connection with an Asset Securitization Program.

                  "Asset Securitization Transfer" means a sale, transfer or other disposition of accounts or notes receivable, or of interests therein, pursuant to an Asset Securitization Program.

                  "Assured Obligation" shall have the meaning given that term in the definition of "Guaranty Equivalent."

                  "Business Day" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the State of New York or other day on which banking institutions are authorized or obligated to close in the city in which is located the Administrative Agent's Office and which is also a day for trading by and between banks in the Brussels interbank Euro market.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.

                  "Closing Date" shall mean the date on which the Borrower, the Administrative Agent and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Office (or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile transmission notice (actually received) at such Office that the same has been signed and mailed to it.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                  "Commitment" shall have the meaning set forth in
         Section 2.01(a).

                  "Commitment Fee" shall have the meaning set forth in
         Section 2.01(d).

                  "Commitment Fee Percentage" shall have the meaning set forth in Section 2.01(d).

                  "Commitment Percentage" of a Lender at any time shall mean the ratio of such Lender's Committed Amount to the aggregate Committed Amounts of each of the Lenders.

                  "Commitment Schedule" means the schedule attached to this Agreement identified as such.

                  "Committed Amount" shall have the meaning set forth in
         Section 2.01(a).

                  "Compliance Certificate" shall mean a certificate in substantially the form of Exhibit C hereto, duly completed and executed by a Responsible Officer of the Borrower.

                  "Consolidated Adjusted Interest Expense" for any period shall mean the sum of (a) interest expense of the Borrower and its consolidated Subsidiaries for such period (exclusive of expense (cash or noncash) on account of nonrecurring fees which the Borrower or its consolidated Subsidiaries expense as interest expense), plus (b) to the extent not accounted for as interest expense, accrued dividends, contract adjustment payments and all similar charges with respect to Equity Hybrid Securities of the Borrower and its Subsidiaries for such period, all as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Capital Expenditures" for any period shall mean the expenditures for purchases of property, plant and equipment of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated EBITDA" for any period shall mean (a) the sum for such period of (i) Consolidated Net Income, (ii) interest expense of the Borrower and its consolidated Subsidiaries (inclusive of expense (cash or noncash) on account of nonrecurring fees which the Borrower or its consolidated Subsidiaries expense as interest expense), (iii) charges against income of the Borrower and its consolidated Subsidiaries for foreign, federal, state and local income taxes, and
         (iv) depreciation and amortization expense of the Borrower and its consolidated Subsidiaries, minus (b) extraordinary gains (but not any losses) to the extent included in determining such Consolidated Net Income, all as determined on a consolidated basis in accordance with GAAP, plus (c) noncash charges to the extent included in determining such

         Consolidated Net Income in respect of which no future cash expenditure is reasonably anticipated.

                  "Consolidated Fixed Charge Coverage Ratio" as of the last day of any fiscal quarter shall mean (a) Consolidated EBITDA minus Consolidated Capital Expenditures, divided by (b) Consolidated Adjusted Interest Expense, in each case for the four fiscal quarters ending on such day, considered as a single accounting period. If the any acquisition of a business occurs during such period, each element of the Consolidated Fixed Charge Coverage Ratio shall be calculated on a pro forma basis as if such acquisition had been made, and any Indebtedness or other obligations issued or incurred in connection therewith had been issued or incurred, as of the first day of such period. In making such pro forma calculation of the Consolidated Adjusted Interest Expense with respect to Indebtedness or other obligations issued or incurred in connection with such acquisition, interest expense thereon shall be calculated on the basis of an interest rate per annum not less than the one-month EURIBOR as of the last day of such period plus an Applicable Margin determined on the basis of the Borrower's Consolidated Leverage Ratio as of the last day of such period. If the Borrower issues capital stock for cash during such period and promptly applies the net proceeds thereof to reduction of Indebtedness of the Borrower or its consolidated Subsidiaries, Consolidated Adjusted Interest Expense for such period shall be calculated on a pro forma basis as if such reduction of Indebtedness had been made as of the first day of such period.

                  "Consolidated Leverage Ratio" as of the last day of any fiscal quarter shall mean (a) aggregate Indebtedness of the Borrower and its consolidated Subsidiaries as of such day, divided by (b) Consolidated EBITDA for the four fiscal quarters ending on such day, considered as a single accounting period. If any acquisition of a business occurs during such period, Consolidated EBITDA shall be calculated on a pro forma basis as if such acquisition had been made as of the first day of such period. Consolidated Leverage Ratio on the Closing Date shall mean
         (x) aggregate Indebtedness of the Borrower and its consolidated Subsidiaries as of such day, after giving effect to the Indebtedness incurred on such day, divided by (y) Consolidated EBITDA as of September 30, 2000, calculated on a pro forma basis as if any acquisitions of businesses since September 30, 2000 had been made as of the first day of the period of four fiscal quarters ending on September 30, 2000, considered as a single accounting period.

                  "Consolidated Net Income" for any period shall mean the net earnings (or loss) after taxes of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Worth" at any time shall mean the total amount of shareholders' equity of the Borrower and its consolidated Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP; provided, that each item of the following types shall be deducted, to the extent such item is positive and is otherwise included therein: (a) any write-ups or other revaluation after the Closing Date in the book value of any asset owned by the Borrower or any of its consolidated Subsidiaries (other than write-ups resulting from the acquisition of assets of a business made within one year after such acquisition and accounted for by purchase accounting, and write-ups resulting from the valuation in the ordinary course of business of investment securities and inventory at the lower of cost or market), (b) all investments in and loans and advances to (i) unconsolidated Subsidiaries of the Borrower, and (ii) Persons that are not Subsidiaries of the Borrower (other than temporary cash equivalent investments), (c) treasury stock, and (d) Equity Hybrid Securities and Disqualified Capital Stock of the Borrower or of any Subsidiary of the Borrower.

                  "Controlled Group Member" shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary of the Borrower is treated as a controlled group or single employer under Sections 4001(a)(14) or 4001(b)(1) of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

                  "Corresponding Source of Funds" shall mean, in the case of any Funding Segment, the proceeds of hypothetical receipts by a Lending Office or by a Lender through a Lending Office of one or more Euro deposits in the interbank Euro market at the beginning of the Funding Period corresponding to such Funding Segment having maturities approximately equal to such Funding Period and in an aggregate amount approximately equal to such Lender's Pro Rata share of such Funding Segment.

                  "Deemed Guarantor" shall have the meaning given that term in the definition of the term "Guaranty Equivalent."

                  "Deemed Obligor" shall have the meaning given that term in the definition of the term "Guaranty Equivalent."

                  "Disqualified Capital Stock" shall mean any shares of capital stock or other equity interest that, other than solely at the option of the issuer thereof, by their terms (or by the terms of any security into which they are convertible or exchangeable) are, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, in whole or in part, or have, or upon the happening of an event or the passage of time would have, a redemption or similar payment due on or prior to the Maturity Date.

                  "Disqualified Indebtedness" shall mean any Indebtedness that, other than solely at the option of the issuer thereof, by its terms (or by the terms of any security, instrument or obligation into which it is convertible or exchangeable), (i) matures in whole or in part on or prior to the Maturity Date, (ii) is required to be redeemed or repurchased, in whole or in part, on or prior to the Maturity Date, or
         (iii) has a redemption or similar payment, in whole or in part, due on or prior to the Maturity Date; provided that, notwithstanding the foregoing, Disqualified Indebtedness shall not in any event include the following:

                           (a) intercompany Indebtedness among the Borrower and
                  any Subsidiary of the Borrower;

                           (b) Indebtedness assumed by the Borrower or any
                  Subsidiary in connection with an acquisition of assets or capital stock of any Person, provided that (x) such Indebtedness was not incurred in connection with or in contemplation of such acquisition and (y) such Indebtedness does not exceed 40% of the aggregate consideration paid by the Borrower and/or its Subsidiaries in respect of such acquisition;

                           (c) Indebtedness of the Borrower or any Subsidiary
                  pursuant to overdraft lines of credit incurred in the ordinary course of business or arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business;

                           (d) Indebtedness of the Borrower or its Subsidiaries
                  incurred pursuant to any refinancing of Indebtedness or commitments therefor (or any subsequent refinancing thereof) existing prior to the date of this Agreement (and any subsequent refinancing thereof), so long as such refinancing does not (x) increase the aggregate principal amount or total commitments of such Indebtedness being refinanced or (y) shorten the maturity thereof as in effect immediately prior to giving effect to any such refinancing; and

                           (e) other Indebtedness of the Borrower or its
                  Subsidiaries which would otherwise constitute Disqualified Indebtedness, but which is permitted to be incurred pursuant to the terms of the Existing Credit Facility at the time of such incurrence, but assuming, for purposes of this clause
                  (e), that the final maturity of the Existing Credit Facility is the later of the actual final maturity thereof and the Maturity Date.

                  "Distribution" means JLK Direct Distribution Inc., a Pennsylvania corporation.

                  "Dollar," "Dollars" and the symbol "$" shall mean freely transferable lawful money of the United States of America.

                  "Dollar Equivalent" of an amount denominated in Euros or another non-Dollar currency (the "applicable currency") shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of the applicable currency involved in such computation at the prevailing market exchange rate therefor on the date of any determination thereof for purchase on such date. The "Dollar Equivalent" of an amount denominated in Dollars shall mean the amount (calculated in accordance with the procedures set forth above in this definition) of Euros or other applicable non-Dollar currency which could be purchased with such amount of Dollars.

                  "Environmental Affiliate": A Person ("Y") shall be an "Environmental Affiliate" of another Person ("X"), if X has retained or assumed, or is otherwise liable (contingently or otherwise) for, any liability (contingent or other) of Y with respect to any Environmental Claim, whether such retention, assumption or liability on the part of X arises by agreement, by Law or otherwise.

                  "Environmental Approvals" shall mean any Governmental Action pursuant to or required under any Environmental Law.

                  "Environmental Claim" shall mean, with respect to any Person ("X"), any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other communication (written or oral) by any other Person (including but not limited to any Governmental Authority, citizens' group or present or former employee of X) alleging, asserting or claiming any actual or potential liability on the part of X for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties, arising out of, based on or resulting from (a) the presence, or release into the environment, of any Environmental Concern Materials at any location, whether or not owned by X, or (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

                  "Environmental Concern Materials" shall mean (a) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollutant, contaminant or any related material, raw material, substance, product or by-product of any substance, as the foregoing terms are defined in, or any other substance regulated by, any Environmental Law (including but not limited to any "hazardous substance" as defined in CERCLA or any similar state Law), (b) any toxic chemical from or related to industrial, commercial or institutional activities, and (c) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea formaldehyde.

                  "Environmental Law" shall mean any Law, whether now existing or subsequently enacted or amended, relating to (a) pollution or protection of the environment, including natural resources, (b) exposure of Persons, including but not limited to employees, to Environmental Concern Materials, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials or (d) regulation of the manufacture, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal. Without limiting the generality of the foregoing, "Environmental Law" shall also include any Environmental Approval and the terms and conditions thereof.

                  "Equity Hybrid Security" means (a) a beneficial interest issued by a trust which constitutes a Subsidiary of the Borrower, substantially all the assets of which trust are unsecured Indebtedness of the Borrower or proceeds thereof, and all payments of which Indebtedness are required to be, and are, distributed to the holders of beneficial interests in such trust, or (b) a note, bond or debenture issued by, and evidencing unsecured Indebtedness of, the Borrower, or any combination of one or more of the Equity Hybrid Securities in clauses (a) and (b); provided, however, that no Equity Hybrid Security shall by its terms (or by the terms of any security into which it is convertible or exchangeable) impose (either absolutely or upon the happening of an event or the passage of time) any payment, prepayment, redemption, repurchase, put or similar obligation on the Borrower or any Subsidiary of the Borrower on or prior to the Maturity Date, except as follows:

                           (i) The holders of an Equity Hybrid Security may be
                  given the right to put, convert, exchange or exercise such Equity Hybrid Security on or before the Maturity Date, provided that either (x) the consideration payable by the Borrower or the issuing trust in connection with such put, conversion, exchange or exercise is common stock of the Borrower, or (y) the Borrower or the issuing trust shall have received or shall concurrently receive aggregate net proceeds (in cash or marketable securities, valued at their fair market value) from Purchase Contracts issued concurrently with the issuance of such Equity Hybrid Security at least equal to the aggregate principal or face amount, as the case may be, of such Equity Hybrid Security;

                           (ii) The holders of any Equity Hybrid Security may be
                  given the right to put such Equity Hybrid Security to the issuing trust or the Borrower, or to accelerate the maturity of such Equity Hybrid Security, upon (x) the occurrence of a change of control or an event of default (as such terms may be defined in the documentation relating to such Equity Hybrid Security), so long as such change of control or event of default also constitutes an Event of Default under
                  Section 7.01 (other than solely under

                  Section 7.01(f), except in the case of an event of default arising solely from breach of a purely ministerial requirement imposed by the terms of the Equity Hybrid Security, including but not limited to such matters as a requirement to maintain a New York payment office for the Equity Hybrid Securities and customary representations and warranties made at closing with respect to the Equity Hybrid Security), or (y) a payment default with respect to such Equity Hybrid Securities; and

                           (iii) obligations to make payments other than
                  payments that reduce the outstanding principal or face amount of the Equity Hybrid Securities.

         As used in this definition, "Purchase Contract" means a contract between a holder of an Equity Hybrid Security (or a person who purchased such Purchase Contract on the same date on which an Equity Hybrid Security was issued, or the assignee or transferee of any such person) and the Borrower whereby such holder (or such purchaser, or such assignee or transferee, as the case may be) is obligated to purchase, and the Borrower is obligated to sell, for an amount in cash or marketable securities (valued at their fair market value) equal to the principal or face amount of such Equity Hybrid Security, shares of common stock of the Borrower.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "EURIBOR" shall mean, in respect of Euros for a Funding Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (Brussels time) on the date which is two Business Days prior to the beginning of the relevant Funding Period (as specified in the applicable Standard Notice) by reference to Telerate Page 248 or Reuters Page EURIBOR-01 and/or any successor pages for deposits in Euros for a period equal to such Funding Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "EURIBOR" shall be the interest rate per annum determined by the Administrative Agent to be the rate per annum at which deposits in Euros are offered for such relevant Funding Period to major banks in the Brussels interbank market by the Administrative Agent at approximately 11:00 a.m. (Brussels time) on the date which is two Business Days prior to the beginning of such Funding Period. Notwithstanding anything to the contrary contained above, in the event the Administrative Agent has made any determination pursuant to Section 2.03(e)(i) in respect of EURIBOR, EURIBOR determined pursuant to this definition shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund a Funding Segment with maturities comparable to the Funding Period applicable thereto.

                  "Euro", "Euros" and "[Euro symbol]" shall mean freely transferable lawful money of the members from time to time of the European Monetary Union.

                  "Event of Default" shall mean any of the Events of Default described in Section 7.01.

                  "Existing Credit Facility" means the Credit Agreement, dated as of November 17, 1997, by and among the Borrower, the lenders party thereto from time to time, and Mellon Bank, N.A., as Administrative Agent, as the same may be supplemented, amended, revised, restated, replaced or refinanced from time to time.

                  "Fair Market Value" shall mean, with respect to any asset, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer.

                  "Federal Funds Effective Rate" for any day shall mean the rate per annum (rounded upward to the nearest 1/16 of 1%) determined by the Administrative Agent (which determination shall be conclusive) to be the rate per annum announced by the Federal Reserve Bank of New York (or any successor) as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, that if such Federal Reserve Bank (or its successor) does not so announce such rate for such previous trading day, the "Federal Funds Effective Rate" shall be the average rate charged to the Administrative Agent on such previous trading day on such transactions as determined by the Administrative Agent.

                  "Foreign Subsidiary" means a Subsidiary of the Borrower that is (a) not incorporated in the United States or a state or political subdivision thereof and (b) (i) substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside of the United States, or (ii) substantially all of whose assets consist of Subsidiaries which are Foreign Subsidiaries.

                  "Funding Period" shall have the meaning set forth in
         Section 2.03(c).

                  "Funding Segment" at any time shall mean the entire principal amount of Loans to which at the time in question there is applicable a particular Funding Period beginning on a particular day and ending on a particular day. (By definition, the outstanding principal amounts of Loans at all times is composed of an integral number of discrete Funding Segments, and the sum of the principal amounts of all Funding Segments of Loans at any time equals the aggregate principal amount of Loans at such time.)

                  "GAAP" shall have the meaning given that term in Section 1.03 of this Annex A.

                  "Governmental Action" shall have the meaning set forth in
         Section 3.04.

                  "Governmental Authority" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  "Guaranty Equivalent": A Person (the "Deemed Guarantor") shall be deemed to be subject to a Guaranty Equivalent in respect of any obligation (the "Assured Obligation") of another Person (the "Deemed Obligor") if the Deemed Guarantor directly or indirectly guarantees, becomes surety for, endorses, assumes, agrees to indemnify the Deemed Obligor against, or otherwise agrees, becomes or remains liable (contingently or otherwise) for, such Assured Obligation, in whole or in part. Without limitation, a Guaranty Equivalent shall be deemed to exist if a Deemed Guarantor enters into, agrees, becomes or remains liable (contingently or otherwise), directly or indirectly, to do any of the following: (a) purchase or assume, or to supply funds for the payment, purchase or satisfaction of, an Assured Obligation, (b) make any loan, advance, capital contribution or other investment in, or to purchase or lease any property or services from, a Deemed Obligor (i) to maintain the solvency of the Deemed Obligor, (ii) to enable the Deemed Obligor to meet any other financial condition, (iii) to enable the Deemed Obligor to satisfy any Assured Obligation or to make any Stock Payment or any other payment, or (iv) to assure the holder of such Assured Obligation against loss, (c) purchase or lease property or services from the Deemed Obligor regardless of the non-delivery of or failure to furnish of such property or services, (d) a transaction having the characteristics of a take-or-pay or throughput contract, (e) be or become liable, contingently or otherwise, to reimburse a third party in respect of a letter of credit, surety bond or other form of credit support issued for the account of the Deemed Obligor, which letter of credit, surety bond or other credit support is used or available for use to supply funds for the satisfaction of an Assured Obligation, or
         (f) any other transaction the effect of which is to assure the payment or performance (or payment of damages or other remedy in the event of nonpayment or nonperformance) in whole or in part of any Assured Obligation.

                  "Hertel" means Kennametal Hertel AG, a German corporation.

                  "Indebtedness" of a Person shall mean the following (without duplication): (a) all obligations on account of money borrowed by, or for or on account of deposits with or advances to, such Person, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person for the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), (d) all obligations secured by a Lien on property owned by such Person (whether or not assumed, and without regard to any limitation of the rights and remedies of the holder of such Lien to repossession or sale of such property), (e) all obligations of such Person under leases which are, or which should in accordance with GAAP be accounted for as, capitalized leases (without regard to any limitation of the rights and remedies of the lessor under such capitalized lease to repossession or sale of such property), (f) the unreimbursed amount of all drawings under any letter of credit issued for the account of such Person, (g) all obligations of such Person in respect of acceptances or similar obligations issued for the account of such Person, (h) the maximum repurchase price of any Disqualified Capital Stock of such Person, (i) all Indebtedness of others as to which such Person is the Deemed Guarantor under a Guaranty Equivalent, and (j) Equity Hybrid Securities.

                  "Initial Committed Amount" shall have the meaning set forth in
         Section 2.01(a).

                  "Investment Grade Rating Condition" shall be deemed satisfied on a particular day if, and only if, on such day, the Borrower's senior unsecured long-term debt is (x) rated "BBB-" or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or a comparable rating from a generally recognized successor to such rating agency) and (y) rated "Baa3" or higher by Moody's Investors Service, Inc. (or a comparable rating from a generally-recognized successor to such rating agency); provided that solely in respect of determinations made pursuant to Section 6.02(b), the Investment Grade Rating Condition shall be satisfied if either or both of the conditions described in clauses (x) and (y) above are satisfied on the respective date of determination.

                  "Law" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

                  "Lender" shall mean any of the Lenders listed on the signature pages hereof, subject to the provisions of Section 9.14 pertaining to Persons becoming or ceasing to be Lenders.

                  "Lender Indemnified Parties" shall have the meaning given that term in Section 9.06(b).

                  "Lender Parties" shall mean the Lenders and the Administrative Agent.

                  "Lending Office" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Lending Office by written notice to the Borrower and the Administrative Agent.

                  "Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

                  "Loan Documents" shall mean this Agreement, the Notes, the Transfer Supplements and the Subsidiary Guaranty.

                  "Loan Parties" means the Borrower and the Subsidiary
         Guarantors.

                  "Loans" shall have the meaning set forth in Section 2.01(a).

                  "Margin Regulations" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and any successor regulations of similar import, in each case as amended from time to time.

                  "Margin Stock" shall have the meaning given that term in any of the Margin Regulations.

                  "Material Adverse Effect" shall mean: (a) a material adverse effect on the business, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) a material adverse effect on the ability of any Loan Party to perform or comply with any of the terms and conditions of any Loan Document or (c) an adverse effect on the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document, or the ability of any Lender Party to enforce any rights or remedies under or in connection with any Loan Document.

                  "Maturity Date" shall mean December 20, 2003.

                  "Multiemployer Plan" shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of
         Section 4001(a)(3) of ERISA and to which the Borrower, any Subsidiary of the Borrower or any other Controlled Group Member has or had an obligation to contribute.

                  "Net Proceeds" means, with respect to any Reduction Event, an amount equal to the gross cash proceeds, plus the Fair Market Value (as determined in good faith by the Board of Directors of the Borrower) of any noncash proceeds, received by the Borrower and its Subsidiaries in respect of such Reduction Event, less (a) any fees, costs and expenses reasonably incurred by such Person in respect of such Reduction Event and (b) if such Reduction Event is a Reduction Event Asset Sale (other than an Asset Securitization Transfer), (i) payments made to retire obligations (other than to the Borrower and its Subsidiaries) that are secured by the properties that are the subject of such Reduction Event Asset Sale, (ii) any taxes actually paid or estimated in good faith by a senior financial officer of the Borrower (giving effect to the overall tax position of the Borrower) by such Person in respect of such Reduction Event Asset Sale, (iii) all payments with respect to liabilities associated with the property which is the subject of such Reduction Event Asset Sale, including without limitation trade payable and other accrued liabilities, (iv) appropriate amounts to be provided by such by such Person as a reserve in accordance with generally accepted accounting principles against liabilities associated with such property and retained by such Person after such Reduction Event Asset Sale, including without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Reduction Event Asset Sale, until such time as such amounts are no longer reserved or such reserve is no longer necessary (at which time any remaining amounts will become Net Proceeds), and (v) all distributions and other payments required to be made (or made on a pro rata basis) to minority interest holders in Subsidiaries of such Person as a result of such Reduction Event Asset Sale. Notwithstanding the foregoing, the Borrower and its Subsidiaries may elect to receive notes or other deferred payment obligations (collectively, "notes") in connection with Reduction Event Asset Sales, and with respect to such notes recognition of Net Proceeds shall be deferred to include only cash proceeds as and when received in respect of such notes (whether as principal, interest or otherwise), but no more than $15,000,000 aggregate principal amount of all such notes at any time outstanding shall be eligible for deferral under this sentence.

                  "Notes" shall mean the promissory notes of the Borrower executed and delivered under Section 2.01(f) and any promissory note issued in substitution therefor pursuant to this Agreement.

                  "Obligations" shall mean all amounts owing to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document.

                  "Office" when used in connection with the Administrative Agent, shall mean its office located at 31 West 52nd Street, New York, New York 10019, Attention: Hans-Josef Thiele, or at such other office or offices of the Administrative Agent or any branch, subsidiary or affiliate thereof as may be designated in writing from time to time by the Administrative Agent to the Borrower.

                  "Other Taxes" shall have the meaning set forth in
         Section 2.11(b).

                  "Participants" shall have the meaning set forth in
         Section 9.14(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

                  "Pension-Related Event" shall mean any of the following events or conditions:

                           (a) Any action is taken by any Person (i) to
                  terminate, or which would result in the termination of, a Plan pursuant to the distress termination provisions of Section 4041(c) of ERISA or (ii) to have a trustee appointed for a Plan pursuant to Section 4042 of ERISA;

                           (b) PBGC notifies any Person of its determination
                  that an event described in Section 4042 of ERISA has occurred with respect to a Plan, that a Plan should be terminated, or that a trustee should be appointed for a Plan;

                           (c) Any Reportable Event occurs with respect to a
                  Plan;

                           (d) Any action (other than becoming obligated to
                  contribute to a Multiemployer Plan) occurs or is taken which could result in the Borrower, any Subsidiary of the Borrower or any Controlled Group Member becoming subject to liability for a complete or partial withdrawal by any Person from a Multiemployer Plan (including, without limitation, seller liability incurred under Section 4204(a)(2) of ERISA), or the Borrower, any Subsidiary of the Borrower or any Controlled Group Member receives from any Multiemployer Plan a notice or demand for payment on account of any such alleged or asserted liability;

                           (e) (i) There occurs any failure to meet the minimum
                  funding standard under Section 302 of ERISA or Section 412 of the Code with respect to a Plan, or any tax return is filed showing any tax payable under Section 4971(a) of the Code with respect to any such failure, or the Borrower, any Subsidiary of the Borrower or any Controlled Group Member receives a notice of deficiency from the Internal Revenue Service with respect to any alleged or asserted such failure, (ii) any request is made by any Person for a variance from the minimum funding standard, or an extension of the period for amortizing unfunded liabilities, with respect to a Plan, or (iii) the Borrower, any Subsidiary of the Borrower or any Controlled Group Member fails to pay the PBGC premium with respect to a Plan when due and it remains unpaid for more than 30 days thereafter; or

                           (f) There occurs any "prohibited transaction" within
                  the meaning of Section 406 of ERISA or Section 4975 of the Code involving a Plan.

                  "Permitted Liens" shall have the meaning given that term in
         Section 6.03.

                  "Person" shall mean an individual, corporation, partnership, trust, limited liability company, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

                  "Plan" shall mean (a) any employee pension benefit plan within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which the Borrower, any Subsidiary of the Borrower or any Controlled Group Member is or has been within the preceding five years a "contributing sponsor" within the meaning of Section 4001(a)(13) of ERISA, or which is or has been within the preceding five years maintained for employees of the Borrower, any Subsidiary of the Borrower or any Controlled Group Member and (b) any employee pension benefit plan within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) which is subject to the minimum funding requirements of Section 302 of ERISA or Section 412 of the Code, of which the Borrower, any Subsidiary of the Borrower or any Controlled Group Member is or has been within the preceding five years an employer liable for contributions within the meaning of Section 302(c)(11) of ERISA or Section 412(c)(11) of the Code, or which is or has been within the preceding five years maintained for employees of the Borrower, any Subsidiary of the Borrower or any Controlled Group Member.

                  "Potential Default" shall mean any event or condition which with notice, passage of time or a determination by the Administrative Agent or the Lenders, or any combination of the foregoing, would constitute an Event of Default.

                  "Pricing Grid" means the table identified as such in Annex B.

                  "Pro Rata" shall mean from or to each Lender in proportion to such Lender's Commitment Percentage.

                  "Purchase Contract" has the meaning given that term in the definition of "Equity Hybrid Security."

                  "Purchasing Lender" shall have the meaning set forth in
         Section 9.14(c).

         "Recapture Indebtedness" shall mean Indebtedness for borrowed money of the Borrower and/or its Subsidiaries incurred after the date of this Agreement other than:

                           (i) Indebtedness of the Borrower and its Subsidiaries
                  to the Lender Parties pursuant to this Agreement and the other Loan Documents;

                           (ii) Indebtedness of the Borrower pursuant to the
                  Existing Credit Facility; provided, that the aggregate principal amount of Indebtedness outstanding under such Existing Credit Facility not constituting Recapture Indebtedness, when added to the aggregate face amount of outstanding and undrawn Letters of Credit (as defined in the Existing Credit Facility), shall not exceed $900,000,000 at any time outstanding;

                           (iii) other Indebtedness of the Borrower or its
                  Subsidiaries not exceeding $350,000,000 (or the equivalent in any currency) less the Dollar Equivalent of Indebtedness hereunder from time to time in aggregate principal amount at any time outstanding;

                           (iv) Indebtedness owing to the Borrower or to a
                  consolidated Subsidiary of the Borrower; and

                           (v) Indebtedness of the Borrower under Equity Hybrid
                  Securities, not to exceed $300,000,000 in aggregate principal or face amount at any time outstanding.

                  "Reduction Event," "Reduction Event Application Amount," "Reduction Event Date" and "Reduction Event Asset Sale" shall have the meanings given those terms in Section 2.07(b).

                  "Register" shall have the meaning set forth in
         Section 9.14(d).

                  "Regular Payment Date" shall mean the last Business Day of each March, June, September and December of each year.

                  "Repayment Threshold Amount" shall initially mean $0; provided that, on each date upon which a mandatory repayment and/or commitment reduction under the Existing Credit Facility is required pursuant to
         Section 4.01(l) or 4.02(g) of this Agreement as a result of the incurrence of Loans in excess of the Repayment Threshold Amount, the Repayment Threshold Amount shall be increased (on the date of, and after giving effect to, the respective mandatory repayment) by the amount of the mandatory repayment and commitment reduction required (assuming an unlimited amount of outstanding loans under the Existing Credit Facility) on such date pursuant to Section 4.01(l) or 4.02(g) as a result of the respective incurrence of Loans.

                  "Reportable Event" means (i) a reportable event described in
         Section 4043 of ERISA and regulations thereunder, (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA, (iii) a cessation of operations at a facility causing more than 20% of Plan participants to be separated from employment, as referred to in Section 4062(e) of ERISA, or (iv) a failure to make a required installment or other payment with respect to a Plan when due in accordance with
         Section 412 of the Code or Section 302 of ERISA which causes the total unpaid balance of missed installments and payments (including unpaid interest) to exceed $750,000.

                  "Required Lenders" shall mean Lenders holding in the aggregate a majority of the aggregate Committed Amounts or, if the Commitments have terminated, Lenders holding in the aggregate a majority of the outstanding principal amount of Loans.

                  "Responsible Officer" of a Person shall mean its President, Chief Financial Officer, Treasurer or any Vice President

                  "Significant Subsidiary" shall mean any Subsidiary of the Borrower (a) which, together with its Subsidiaries (determined on a consolidated basis), has assets with a book value greater than or equal to $75,000,000 (or, if less, commencing with the first fiscal quarter ending after the Closing Date, 5% of the total assets of the Borrower and its Subsidiaries (determined on a consolidated basis) as of the end of the most recently completed fiscal quarter for which financial information is available), or (b) which, together with its Subsidiaries (determined on a consolidated basis), has net outside sales greater than or equal to $75,000,000 (or, if less, commencing with the first fiscal quarter after the Closing Date, 5% of the net outside sales of the Borrower and its Subsidiaries (determined on a consolidated basis) for the most recent four fiscal quarters for which financial information is available), all determined in accordance with GAAP. As used in the foregoing definition, "net outside sales" means gross sales to Persons other than the Borrower and its consolidated Subsidiaries, net of cash discounts, customer returns and allowances.

                  "Solvent" means:

                           (a) with respect to any Person organized under the
                  Laws of the United States or any state or political subdivision thereof, that at such time (i) the sum of the debts and liabilities (including, without limitation, contingent liabilities) of such Person is not greater than all of the assets of such Person at a fair valuation, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person has not incurred, will not incur, does not intend to incur, and does not believe that it will incur, debts or liabilities (including, without limitation, contingent liabilities) beyond such person's ability to pay as such debts and liabilities mature, (iv) such Person is not engaged in, and is not about to engage in, a business or a transaction for which such person's property constitutes or would constitute unreasonably small capital (as such term is used in any Law referred to in the following clause (v)), and (v) such Person is not otherwise insolvent as defined in, or otherwise in a condition which could in any circumstances then or subsequently render any transfer, conveyance, obligation or act then made, incurred or performed by it avoidable or fraudulent pursuant to, any Law that may be applicable to such Person pertaining to bankruptcy, insolvency or creditors' rights (including but not limited to the Bankruptcy Code of 1978, as amended, and, to the extent applicable to such Person, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any other applicable Law pertaining to fraudulent conveyances or fraudulent transfers or preferences);

                           (b) With respect to any other Person, that at such
                  time such Person is not insolvent or unable to pay its debts as they come due as contemplated by any applicable insolvency, bankruptcy, reorganization, fraudulent conveyance or similar Law.

                  "Standard Notice" shall mean an irrevocable notice provided to the Administrative Agent on a Business Day which is at least three Business Days in advance of the first day of any selected Funding Period or any prepayment of any Loan, as the case may be. Standard Notice must be provided no later than 10:00 a.m., New York time, on the last day permitted for such notice.

                  "Status" or "Status Level" shall have the meanings given in Annex B.

                  "Stock Payment" by any Person shall mean any dividend, distribution or payment of any nature (whether in cash, securities, or other property) on account of or in respect of any shares of the capital stock or other equity interests (or warrants, options or rights therefor) of such Person, including but not limited to any payment on account of the purchase, redemption, retirement, defeasance or acquisition of any shares of the capital stock or other equity interests (or warrants, options or rights therefor) of such Person, in each case regardless of whether required by the terms of such capital stock or other equity interest (or warrants, options or rights) or any other agreement or instrument.

                  "Subsidiary" of a Person at any time shall mean (i) any corporation of which a majority (by number of shares or number of votes) of the outstanding shares of capital stock of any class ordinarily entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights of such class) is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person, and (ii) any partnership, limited liability company, trust or other Person of which a majority of any class of outstanding equity interest is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person. As used in this Agreement, "wholly-owned," and similar terms, in respect of a Subsidiary, means that the specified Person owns all of each class of outstanding capital stock and other equity interests of such Subsidiary, beneficially and of record, directly or through one or more wholly-owned Subsidiaries of such Person. So long as Finanziaria Ca.Me.S., S.p.A. is not consolidated with the Borrower for financial reporting purposes, the Borrower does not have management control over it, and it is not a wholly-owned Subsidiary of the Borrower, Distribution or Hertel, neither it nor its Subsidiaries shall be deemed "Subsidiaries" of the Borrower for purposes of Articles V, VI and VII.

                  "Subsidiary Guarantors" shall mean the Subsidiaries of the Borrower from time to time parties to the Subsidiary Guaranty.

                  "Subsidiary Guaranty" shall mean the Guaranty and Suretyship Agreement of even date herewith made by the Subsidiary Guarantors referred to therein in favor of Deutsche Bank AG, New York Branch, as Administrative Agent, in substantially the form attached hereto as Exhibit F, as the same may be amended, modified or supplemented from time to time.

                  "Supermajority Lenders" shall mean Lenders holding in the aggregate 75% of the sum of the Committed Amounts or, if the Commitments have terminated, Lenders holding in the aggregate 75% of the sum of the outstanding principal amount of Loans.

                  "Taxes" shall have the meaning set forth in Section 2.11(a).

                  "Transfer Effective Date" shall have the meaning set forth in the applicable Transfer Supplement.

                  "Transfer Supplement" shall have the meaning set forth in
         Section 9.14(c).

                  1.02 CONSTRUCTION. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (or similar terms) include any interest in such property (or other item referred to); "include," "includes," "including" and similar terms are not limiting; "hereof," "herein," "hereunder" and similar terms refer to this Agreement (as amended from time to time) as a whole and not to any particular provision; and "determination" (and similar terms) by a Lender Party include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). Section and other headings in this Agreement, and any table of contents herein, are for reference only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel of its selection, and accordingly no doctrine of construction of ambiguities against the party controlling the drafting shall apply to this Agreement.

                  1.03 ACCOUNTING PRINCIPLES.

                  (a) GAAP. As used herein, "GAAP" shall mean generally accepted accounting principles in the United States, applied on a basis consistent with the principles used in preparing the

Borrower's financial statements as of June 30, 1997, and for the fiscal year then ended, as referred to in Section 3.06.

                  (b) ACCOUNTING AND FINANCIAL DETERMINATIONS, ETC. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Agreement shall be prepared, in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

                  (c) CHANGES. If and to the extent that the financial statements generally prepared by the Borrower apply accounting principles other than GAAP, all financial statements delivered pursuant to this Agreement shall be accompanied by a certificate of a Responsible Officer reconciling in reasonable detail such financial statements to GAAP.

                                [End of Annex A]

                               COMMITMENT SCHEDULE

-------------------------------------------- ------------------------------
NAME OF LENDER                                  INITIAL COMMITTED AMOUNT
-------------------------------------------- ------------------------------
Deutsche Bank AG, New York Branch and/or
Cayman Islands Branch                                EUR 25,000,000
-------------------------------------------- ------------------------------
Mellon Bank, N.A.                                    EUR 25,000,000
-------------------------------------------- ------------------------------
PNC Bank, National Association                       EUR 25,000,000
-------------------------------------------- ------------------------------
Bank One, NA                                         EUR 25,000,000
-------------------------------------------- ------------------------------
The Bank of New York                                 EUR 17,000,000
-------------------------------------------- ------------------------------
Bank of Tokyo-Mitsubishi                             EUR 25,000,000
-------------------------------------------- ------------------------------
Dai-Ichi Kangyo Bank                                 EUR 25,000,000
-------------------------------------------- ------------------------------
Hypovereinsbank                                      EUR 25,000,000
-------------------------------------------- ------------------------------
Keybank National Association                         EUR 20,000,000
-------------------------------------------- ------------------------------

-------------------------------------------- ------------------------------
TOTAL INITIAL COMMITTED AMOUNT                       EUR 212,000,000
-------------------------------------------- ------------------------------

                          [End of Commitment Schedule]


                                      (i)